SECOND QUARTER 2013

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions / Development	9
• Sales / Financing Activity	9-10
• Leasing	10 – 11
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15 – 17
• Unconsolidated Joint Ventures Financial Information	18 – 20
• Select Financial Ratios	21
• Debt Analysis:
• Debt Breakdown / Future Repayments	22
• Debt Maturities	23
• Debt Detail	24

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	26
• Consolidated Balance Sheets	27
• Consolidated Statement of Changes in Equity	28
• Statements of Funds from Operations	29
• Statements of Funds from Operations Per Diluted Share	30
• Reconciliation of Basic-to-Diluted Shares/Units	31

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions / Summary of In-Process Development Projects	33
• Properties Commencing Initial Operations	33
• Acquisition Property Profile	34
• Rental Property Sales / Dispositions / Rental Property Held for Sale	35
• Summary of Land Parcels	36

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	38 – 43
• Market Diversification (MSAs)	44
• Industry Diversification (Top 30 Tenant Industries)	45
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	46
(b) Square Footage	47
(c) Base Rental Revenue	48
(d) Percentage Leased	49
• Consolidated Property Listing (by Property Type)	50 – 58
• Significant Tenants (Top 50 Tenants)	59 – 60
• Schedules of Lease Expirations (by Property Type)	61 – 65

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value and expected rates of return of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	projections of future net operating income and associated capitalization rates from properties that the Company disposes and acquires from time to time;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for the Company’s properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.9 billion at June 30, 2013. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At June 30, 2013 Mack-Cali owned or had interests in 273 properties consisting of 264 office and office/flex properties totaling approximately 30.6 million square feet of commercial space and nine multi-family rental properties containing over 3,300 residential units, all located in the Northeast, as well as land to accommodate up to 10.8 million square feet of additional commercial space and 5,604 multi-family apartment units – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2013)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	273
Total Commercial Square Feet / Multi-family Units	30.6 million commercial square feet and 3,319 multi-family residential units
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.9 million square feet of commercial space and 1,518 multi-family residential units
Northeast Presence	30.6 million square feet of commercial space and 3,319 multi-family residential units
Common Shares and
Units Outstanding	100.0 million
Dividend-- Quarter/Annualized	$0.30/$1.20
Dividend Yield	4.9%
Total Market Capitalization	$4.9 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
Kenneth M. Duberstein	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Anthony Krug, Chief Accounting Officer

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2013 amounted to $65.2 million, or $0.65 per share. For the six months ended June 30, 2013, FFO available to common shareholders equaled $128.2 million, or $1.29 per share.

Net income available to common shareholders for the second quarter 2013 equaled $23.1 million, or $0.26 per share. For the six months ended June 30, 2013, net income available to common shareholders amounted to $34.6 million, or $0.39 per share.

Total revenues for the second quarter 2013 were $177.9 million. For the six months ended June 30, 2013, total revenues amounted to $358.7 million.

All per share amounts presented above are on a diluted basis.

The Company had 88,004,354 shares of common stock, and 12,003,241 common operating partnership units outstanding as of June 30, 2013. The Company had a total of 100,007,595 common shares/common units outstanding at June 30, 2013.

As of June 30, 2013, the Company had total indebtedness of approximately $2.4 billion, with a weighted average annual interest rate of 5.64 percent.

The Company had a debt-to-undepreciated assets ratio of 38.8 percent at June 30, 2013. The Company had an interest coverage ratio of 3.1 times for the quarter ended June 30, 2013.

Acquisitions

In April, the Company acquired Alterra at Overlook Ridge 1B, a 412-unit multi-family property in Revere, Massachusetts, for approximately $88 million. The Company funded the acquisition primarily through borrowings under the Company’s unsecured revolving credit facility.

Development

In June, the Company commenced initial operations on 14 Sylvan Way in Parsippany, New Jersey. The 203,506-square-foot commercial property was 100 percent pre-leased.

Sales

On July 18, 2013, the Company announced that it entered into agreements to form various joint ventures with a fund sponsored by Keystone Property Group to facilitate the sale of Mack-Cali’s 15 commercial office properties aggregating 1.66 million square feet, and three land parcels located throughout Suburban Philadelphia. Pursuant to the agreements, the portfolio will be sold for approximately $233 million: $201 million in cash, a $10 million mortgage secured by One Plymouth Meeting, and subordinated interests in the portfolio with capital accounts aggregating $22 million. Mack-Cali shall participate in management fees and 50 percent of value creation above certain hurdle rates. Mack-Cali anticipates receiving a majority interest in a land parcel in Bala Cynwyd, Pennsylvania, for multi-family residential development, subject to certain conditions. As part of the transaction, Mack-Cali retains the rights to subdivide and develop multi-family residential units at 150 Monument Road in Bala Cynwyd. The sale is subject to the purchaser’s completion of due diligence by August 19, which may be extended, and normal and customary closing conditions. The Company anticipates a late 2013 closing.

Through July 2013, the Company completed the sales of nine office properties, aggregating 1.3 million square feet, for a total of approximately $186.6 million, as follows:

In April, the Company sold 19 Skyline Drive, located in Hawthorne, New York, for approximately $16.2 million. The vacant five-story, 248,400-square-foot building was sold to New York Medical College, a member of the Touro College and University System.

Also in April, the Company sold 55 Corporate Drive in Bridgewater, New Jersey for approximately $72.3 million. The building is a 204,057-square-foot, fully-leased property.

In May, the Company sold the following properties:

-	Mack-Cali Airport property located in Little Ferry, New Jersey for approximately $32.3 million. The sold building is a fully leased, two-story, 286,628-square-foot property.

-
777 Passaic Avenue in Clifton, New Jersey, for approximately $5.8 million to a joint venture comprised of Gottesman Real Estate Partners and Mountain Development Corporation. The five-story, approximately 75,000-square-foot property was 65 percent leased.

-
16 and 18 Sentry Park West in Blue Bell, Pennsylvania, for approximately $19.3 million. The four-story, 93,093-square-foot 16 Sentry Park West, and the four-story, 95,010-square-foot 18 Sentry West were sold to a fund sponsored by Keystone Property Group. The Company retained a carried passive economic interest in the two properties subject to future economic performance of the assets.

In June, the Company sold 51 Imclone Drive in Branchburg, New Jersey, for approximately $6.2 million. 51 Imclone Drive is a single tenant, two-story, 63,213-square-foot property.

Also in June, the Company sold 40 Richards Avenue in Norwalk, Connecticut for $16.5 million. The approximately 64 percent occupied, seven-story, 145,487-square-foot property was sold to the Davis Companies.

In July, the Company sold Liberty Corner Corporate Center, 106 Allen Road in Bernards Township, New Jersey, for approximately $18.0 million. The four-story, 132,010-square-foot building was sold to The Silverman Group.

Financing Activity

In May, the Company completed the sale of $275 million face amount of 3.15 percent senior unsecured notes due May 15, 2023 with interest payable semi-annually in arrears. The net proceeds from the issuance of approximately $266.5 million, after underwriting discount and offering expenses, were used primarily to repay outstanding borrowings under the Company’s unsecured revolving credit facility.

In July, the Company refinanced and extended its unsecured revolving credit facility with a group of 17 lenders. The $600 million unsecured facility, which is expandable to $1 billion, carries an interest rate equal to LIBOR plus 110 basis points. The credit facility, which also carries a facility fee of 20 basis points, has a four-year term with two six-month extension options. The interest rate and facility fee are subject to adjustment, on a sliding scale, based upon the operating partnership’s unsecured debt ratings.

Leasing

Mack-Cali’s consolidated in-service portfolio was 86.2 percent leased at June 30, 2013, as compared to 86.0 percent leased at March 31, 2013.

For the quarter ended June 30, 2013, the Company executed 165 leases at its consolidated in-service portfolio totaling 1,311,917 square feet, consisting of 955,751 square feet of office space, 293,436 square feet of office/flex space and 62,730 square feet of industrial/warehouse space. Of these totals, 401,777 square feet were for new leases and 910,140 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
T-Mobile USA, Inc., a wireless telecommunications service provider, signed a renewal for the entire 105,135-square-foot office building at 4 Sylvan Way, located in Mack-Cali Business Campus in Parsippany.

-
Sunovion Pharmaceuticals Inc., a research-based pharmaceutical company, signed a renewal for 45,847 square feet at One Bridge Plaza in Fort Lee. The 200,000-square-foot office building is 91.4 percent leased.

-
Toyota Motor Credit Corporation, a provider of finance and insurance products and services, signed a renewal for 22,236 square feet at 4 Gatehall Drive in Parsippany. The 248,480-square-foot office building, located in Mack-Cali Business Campus, is 81.7 percent leased.

-
Law firm Orloff, Lowenbach, Stifelman & Siegel, P.A. signed a renewal for 20,228 square feet at 101 Eisenhower Parkway in Roseland. The 237,000-square-foot office building, located in Eisenhower/280 Corporate Center, is 84.8 percent leased.

CENTRAL NEW JERSEY:
-
American General Life Insurance Company, a provider of life insurance, annuity, and accident and health products, signed a new lease for 74,199 square feet at 3600 Route 66 in Neptune. The 180,000-square-foot office building is 100 percent leased.

-
Public Service Electric & Gas Company signed a renewal for 47,604 square feet at 20 Commerce Drive in Cranford. The 176,600-square-foot office building, located in Cranford Business Park, is 87.5 percent leased.

-
Hammerman & Gainer, Inc., a third party administration firm, signed a new lease for 20,874 square feet at 3 Paragon Way in Freehold. The 66,898-square-foot office building, located in Monmouth Executive Center, is 88.2 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-
Xand Operations, LLC, a provider of data center infrastructure and business continuity solutions, signed transactions totaling 131,078 square feet consisting of a renewal of 46,078 square feet at 11 Skyline Drive and a renewal of 43,632 square feet and an expansion of 41,368 square feet at 17 Skyline Drive in Hawthorne. With this expansion, Xand Operations now leases the entirety of both buildings, which are located in Mid-Westchester Executive Park.

-	Evening Out, Inc., a dinner theatre operator, signed a renewal for the entire 32,720-square-foot office/flex building at 75 Clearbrook Road in Elmsford’s Cross Westchester Executive Park.

-
Knighted, LLC, a developer of warehouse management and logistics software, signed a new lease for 30,000 square feet at 555 Taxter Road in Elmsford. The 170,554-square-foot office building, located in Taxter Corporate Park, is 86.3 percent leased.

-
Con-way Freight Inc., a provider of freight transportation and logistics, signed a renewal for the entire 22,100-square-foot industrial/warehouse building at 6 Warehouse Lane in Elmsford Distribution Center in Elmsford.

MANHATTAN:
-
Financial firm Loeb Holding Corporation signed a new lease for 22,255 square feet at 125 Broad Street in Manhattan. Mack-Cali’s ownership interests of 524,476 square feet in the building are 100 percent leased.

SUBURBAN PHILADELPHIA:
-
BAYADA Home Health Care, a provider of home health care services, signed transactions totaling 43,970 square feet consisting of a 29,265-square-foot renewal at 101 Executive Drive, a 5,400-square-foot renewal at 1 Executive Drive, and a 9,305-square-foot new lease at 2 Executive Drive, all office/flex properties located in Moorestown West Corporate Center in Moorestown. 101 Executive Drive is a 29,355-square-foot building which is 99.7 percent leased. 1 Executive Drive contains 20,570 square feet and is 90.8 percent leased, and the 60,800-square-foot 2 Executive Drive is 81.1 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 30.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Key Financial Data

			As of or for the three months ended
	6/30/13	3/31/13	12/31/12	9/30/12	6/30/12
Shares and Units:
Common Shares Outstanding	88,004,354	87,923,776	87,536,292	87,821,885	87,819,278
Common Units Outstanding	12,003,241	12,081,440	12,141,836	12,177,122	12,177,122
Combined Shares and Units	100,007,595	100,005,216	99,678,128	99,999,007	99,996,400
Weighted Average- Basic (a)	99,779,978	99,766,701	99,695,353	100,003,034	99,999,564
Weighted Average- Diluted (b)	99,779,978	99,849,397	99,695,353	100,074,809	100,068,762
Common Share Price ($’s):
At the end of the period	24.49	28.61	26.11	26.60	29.07
High during period	29.39	29.03	28.16	29.45	29.37
Low during period	22.59	25.78	24.37	26.31	26.37

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,505,823	2,917,514	2,663,758	2,661,629	2,908,635
Total Debt	2,369,153	2,296,687	2,204,389	1,970,254	1,929,596
Total Market Capitalization	4,874,976	5,214,201	4,868,147	4,631,883	4,838,231
Total Debt/ Total Market Capitalization	48.60%	44.05%	45.28%	42.54%	39.88%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,638,064	4,585,269	4,526,045	4,269,573	4,270,207
Gross Book Value of Real Estate Assets	5,422,418	5,607,617	5,525,015	5,295,248	5,269,762
Total Liabilities	2,602,972	2,547,913	2,457,538	2,191,345	2,163,930
Total Equity	2,035,092	2,037,356	2,068,507	2,078,228	2,106,277
Total Revenues	177,938	180,720	173,588	166,603	172,045
Capitalized Interest	3,281	3,467	2,916	891	305
Scheduled Principal Amortization	808	1,065	1,342	1,201	503
Interest Coverage Ratio	3.08	3.11	3.21	3.13	2.97
Fixed Charge Coverage Ratio	2.72	2.70	2.80	2.92	2.89
Net (Loss) Income	26,184	13,089	(10,585)	16,176	11,411
Net (Loss) Income Available to Common Shareholders	23,071	11,556	(9,227)	14,281	10,101
Earnings per Share—diluted	0.26	0.13	(0.11)	0.16	0.11
FFO per Share—diluted (d)	0.65	0.63	0.66	0.65	0.62
Dividends Declared per Share	0.30	0.45	0.45	0.45	0.45
FFO Payout Ratio—diluted (d)	45.93%	71.28%	68.65%	69.27%	72.55%

Portfolio Size:
Properties	273	279	278	276	277
Total Commercial Square Footage	30,584,290	31,591,672	31,691,682	32,192,587	32,240,287
Commercial Sq. Ft. Leased at End of Period (e) (f)	86.2%	86.0%	87.2%	87.5%	87.6%
Apartment Units	3,319	2,907	1,769	0	0

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended June 30,			%
	2013	2012	Change	Change

Total Property Revenues	$160,215	$164,786	$(4,571)	(2.8)

Real Estate Taxes	20,604	24,225	(3,621)	(14.9)
Utilities	14,148	14,103	45	0.3
Operating Services	26,355	25,727	628	2.4
Total Property Expenses:	61,107	64,055	(2,948)	(4.6)

GAAP Net Operating Income	99,108	100,731	(1,623)	(1.6)

Less: straight-lining of rents adj.	2,734	1,710	1,024	59.9

Net Operating Income	$96,374	$99,021	$(2,647)	(2.7)

Percentage Leased at Period End	86.2%	87.7%

Total Properties:	255

Total Square Footage:	29,411,856

	For the six months ended June 30,			%
	2013	2012	Change	Change

Total Property Revenues	$323,806	$329,866	$(6,060)	(1.8)

Real Estate Taxes	43,264	46,461	(3,197)	(6.9)
Utilities	31,282	29,738	1,544	5.2
Operating Services	53,125	50,654	2,471	4.9
Total Property Expenses:	127,671	126,853	818	0.6

GAAP Net Operating Income	196,135	203,013	(6,878)	(3.4)

Less: straight-lining of rents adj.	9,183	3,105	6,078	195.7

Net Operating Income	$186,952	$199,908	$(12,956)	(6.5)

Percentage Leased at Period End	86.2%	87.7%

Total Properties:	255

Total Square Footage:	29,411,856

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Unconsolidated Joint Ventures Summary
(as of June 30, 2013)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

Joint Venture Name	Property	Location	Year Built	Percent Leased	# of Apartment Units	Revenue Per Unit (a)
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	Jersey City, NJ	2003	95.6%	412	$2,755
RoseGarden Monaco, L.L.C.	Monaco (North and South)	Jersey City, NJ	2011	94.0%	523	3,045
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	Morristown, NJ	2010	95.6%	130	3,064
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	Morristown, NJ	2009	96.6%	217	2,526
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	Weehawken, NJ	2009	94.1%	236	3,009
Overlook Ridge JV, L.L.C.	Quarrystone	Malden, MA	2008	90.7%	251	2,097
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	1962	91.7%	828	1,946
Total Operating Multi-family Residential:				93.5%	2,597	$2,511

Joint Venture Name	Property	Location	Year Built	Percent Leased	Square Feet
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	West New York, NJ	2008	64.0%	30,745
BNES Associates III	Offices at Crystal Lake	West Orange, NJ	2003	100.0%	106,345
Red Bank Corporate Plaza	Red Bank Corporate Plaza	Red Bank, NJ	2007	100.0%	92,878
12 Vreeland Realty L.L.C.	12 Vreeland Road	Florham Park, NJ	1984	100.0%	139,750
Rosewood Morristown, L.L.C.	Shops at 40 Park	Morristown, NJ	2010	57.7%	50,771
Total Operating Commercial:					420,489

Joint Venture Name	Property	Location	Year Built	Number of Rooms
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002	350

Joint Venture Name	Property	Location
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	Stamford, CT

Joint Venture Name	Property	Location	Estimated Initial Delivery Date	Potential Apartment Units
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	Rivertrace at Port Imperial	West New York, NJ	3Q-2013	316
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	Weehawken, NJ	4Q-2013	355
150 Main Street, L.L.C.	Glenmark at Tuckahoe	Eastchester, NY	2Q-2015	108
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	Malden, MA	1Q-2014	371
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	Weehawken, NJ	4Q-2014	280
Portside Master Company, LLC	Portside at Pier One – Bldg 7	East Boston, MA	3Q-2014	176
Riverpark at Harrison I Urban Renewal LLC	Riverpark at Harrison	Harrison, NJ	4Q-2014	141
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015	227
RoseGarden Marbella South, L.L.C.	Marbella II	Jersey City, NJ	4Q-2015	311
Rosewood Morristown, L.L.C.	Lofts at 40 Park	Morristown, NJ	4Q-2015	91
Roseland/Port Imperial Partners, L.P.	Riverwalk C	West New York, NJ	1Q-2016	363
Total In-Process Development Projects:				2,739

Joint Venture Name	Property	Location	Potential Apartment Units	Potential Commercial Square Feet
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	Hillsborough, NJ	n/a	160,000
RoseGarden Monaco, L.L.C.	San Remo Land	Jersey City, NJ	300	n/a
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	Jersey City, NJ	1,000	n/a
Riverpark at Harrison I, L.L.C.	Riverpark at Harrison 5-8	Harrison, NJ	141	n/a
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	Jersey City, NJ	n/a	1,225,000
Overlook Ridge, L.L.C.	Overlook Ridge Land	Malden/Revere, MA	896	160,000
Overlook Ridge JV, L.L.C.	Overlook Phase III	Malden, MA	240	n/a
Roseland/Port Imperial Partners, L.P.	Port Imperial North	West New York, NJ	836	n/a
Crystal House Apartments Investors LLC	Crystal House	Arlington, VA	295	n/a
Total Land:			3,708	1,545,000

See footnotes on page 17.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

Joint Venture Name	Property	Company’s Effective Ownership %		Net Operating Income (b)			Property Debt				Preferred
				3 Mos 6/30/13	6 Mos 6/30/13		Balance		Maturity Date	Interest Rate	Capital Balance (c)		Return Rate	Investor
Operating Multi-family Residential:
Marbella RoseGarden, L.L.C.	Marbella	24.27%		$ 2,219	$ 4,552		$ 95,000		05/01/18	4.99%	$ 7,567		9.50%	Prudential
RoseGarden Monaco, L.L.C.	Monaco (North and South)	15.00%		3,077	6,268		165,000		02/01/21	4.19%	79,022		9.00%	Prudential
Rosewood Morristown, L.L.C.	Metropolitan at 40 Park	12.50%		685	1,407		48,535	(d)	02/08/14	L+2.75%	14,788	(d)	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C.	Highlands at Morristown Station	25.00%		1,018	1,996		39,714		07/01/15	4.00%	31,144		9.00%	Prudential
PruRose Port Imperial South 15 LLC	RiversEdge at Port Imperial	50.00%	(e)	1,071	2,191		57,000		08/30/13	L+2.35%	38,054		9.00%	Prudential
Overlook Ridge JV, L.L.C.	Quarrystone	25.00%		860	1,819		69,900		03/15/16	(f)	18,829	(g)	15.00%	Lennar
Crystal House Apartments Investors LLC	Crystal House	25.00%		3,075	3,448	(h)	165,000		03/19/20	3.17%	--		--	UBS
Total Operating Multi-family Residential:				$12,005	$21,681		$640,149				$189,404

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt					Preferred
			3 Mos 6/30/13	6 Mos 6/30/13	Balance		Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C.	Riverwalk at Port Imperial	20.00%	$ (29)	$ 109	--		--	--		$5,773		9.00%	Prudential
BNES Associates III	Offices at Crystal Lake	31.25%	477	757	$ 7,637		11/01/23	4.76%		--		--	--
Red Bank Corporate Plaza	Red Bank Corporate Plaza	50.00%	621	1,229	16,984		05/17/16	L+3.00%	(i)	--		--	--
12 Vreeland Realty L.L.C.	12 Vreeland Road	50.00%	387	356	16,000		06/18/23	2.87%		--		--	--
Rosewood Morristown, L.L.C.	Shops at 40 Park	12.50%	199	315	--	(d)	--	--		--	(d)	9.00%	Prudential
Total Operating Commercial:			$ 1,655	$ 2,766	$ 40,621					$ 5,773

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt				Preferred
			3 Mos 6/30/13	6 Mos 6/30/13	Balance	Maturity Date	Interest Rate		Capital Balance (c)	Return Rate	Investor
Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	50.00%	$ 4,165	$ 5,643	$ 63,426	11/05/16	6.15%	(j)	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %	Net Operating Income (b)		Property Debt			Preferred
			3 Mos 6/30/13	6 Mos 6/30/13	Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Other Investment:
Stamford SM L.L.C.	Senior Mezzanine Loan	80.00%	$ 1,121	$ 2,227	--	--	--	--	--	--

Joint Venture Name	Property	Company’s Effective Ownership %		Property Debt				Preferred
				Balance	Maturity Date	Interest Rate		Capital Balance (c)		Return Rate	Investor
In-Process Development Projects:
PruRose Riverwalk G, L.L.C.	Rivertrace at Port Imperial	25.00%		$ 41,381	07/15/21	6.00%		$ 37,260		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C.	Lincoln Harbor	7.50%		26,442	06/27/16	L+2.10%		55,352		8.50%	Hartz
150 Main Street, L.L.C.	Glenmark at Tuckahoe	26.25%	(p)	--	--	--		--		--	--
Overlook Ridge JV 2C/3B, L.L.C.	Overlook Ridge 2C & 3B	25.00%		--	12/28/15	L+2.50%	(k)	23,277		6.50%	UBS
Prurose Port Imperial South 13, LLC	Port Imperial Building 13	20.00%	(e)	--	06/27/16	L+2.15%	(l)	34,342	(m)	9.00%	Prudential
Portside Master Company, LLC	Portside at Pier One – Bldg 7	38.25%		--	12/05/15	L+2.50%		8,997		9.00%	Prudential
Riverpark at Harrison I Urban Renewal LLC	Riverpark at Harrison	36.00%		--	06/27/16	L+2.35%		--		--	--
Estuary Urban Renewal Unit B, LLC	Lincoln Harbor (Bldg B)	7.50%		--	--	--		25,083		8.50%	Hartz
RoseGarden Marbella South, L.L.C.	Marbella II	24.27%		--	--	--		3,513	(n)	9.00%	Prudential
Rosewood Morristown, L.L.C.	Lofts at 40 Park	25.00%		1,117	9/30/13	L+2.50%		--		--	--
Roseland/Port Imperial Partners, L.P.	Riverwalk C	20.00%		--	--	--		21,448	(o)	10.00%	Prudential
Total In-Process Development Projects:				$ 68,940				$209,272

Joint Venture Name	Property	Company’s Effective Ownership %	Property Debt			Preferred
			Balance	Maturity Date	Interest Rate	Capital Balance (c)	Return Rate	Investor
Land:
Hillsborough 206 Holdings, L.L.C.	Hillsborough 206	50.00%	--	--	--	--	--	--
RoseGarden Monaco, L.L.C.	San Remo Land	41.67%	--	--	--	--	--	--
Grand Jersey Waterfront URA, L.L.C.	Liberty Landing	50.00%	--	--	--	--	--	--
Riverpark at Harrison I, L.L.C.	Riverpark at Harrison 5-8	Land Option	--	--	--	--	--	--
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	50.00%	--	--	--	--	--	--
Overlook Ridge, L.L.C.	Overlook Ridge Land	50.00%	$ 16,319	03/02/14	L+3.50%	--	--	--
Overlook Ridge JV, L.L.C.	Overlook Phase III	50.00%	5,556	04/14/15	L+2.50%	--	--	--
Roseland/Port Imperial Partners, L.P.	Port Imperial North	20.00%	--	--	--	--	--	--
Crystal House Apartments Investors LLC	Crystal House	50.00%	--	--	--	--	--	--
Total Land			$ 21,875

See footnotes on page 17.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Breakdown of Unconsolidated Joint Ventures
(continued)

Footnotes for pages 15 and 16:

(a)	Total apartment revenue for the quarter ended June 30, 2013 divided by the average percent leased for the quarter ended June 30, 2013, divided by the number of units and divided by 3.
(b)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(c)	Includes capital account balance and accrued unpaid preferred return where applicable.
(d)	Debt and capital balances apply to both properties. Capital balance does not include $695 capital account held by Rosewood Morristown, L.L.C.
(e)	A third party has a 20 percent economic interest in net company distributions.
(f)	The senior loan, with a balance of $52,900 bears interest at LIBOR + 2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR + 0.90 percent.
(g)	Includes a priority partnership loan which has an accrued interest balance of $13,455 as of June 30, 2013.
(h)	Includes results from acquisition date March 2013 forward.
(i)	On September 22, 2011, the interest rate on 75 percent of the loan was fixed at 3.99375 percent from October 17, 2011 through maturity.
(j)
The venture also has a loan with a balance of $5,089 with the City of Jersey City, provided by the U.S. Department of Housing and Urban Development, which bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)	On January 18, 2013, the interest rate on an amount not expected to exceed 95 percent of the outstanding loan balance was fixed at 3.0875 percent from September 3, 2013 to November 2, 2015.
(l)	On December 28, 2012, the interest rate on an amount not expected to exceed 95 percent of the outstanding loan balance was fixed at 2.79 percent from July 1, 2013 to January 1, 2016.
(m)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $85 as of June 30, 2013.
(n)	Does not include MC Roseland Marbella South, L.L.C. capital amount of $323 and MG Marbella Partners II, L.L.C. capital account of $342.
(o)	Does not include MCRC capital account of $9.
(p)	Subsequent to quarter end, operating agreement modifications have increased the Company’s effective ownership to 76.25%.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2013 and December 31, 2012: (dollars in thousands)

	June 30,	December 31,
	2013	2012
Assets:
Rental property, net	$ 442,372	$ 180,254
Loan receivable	43,641	42,276
Other assets	380,353	311,847
Total assets	$ 866,366	$ 534,377
Liabilities and partners’/
members’ capital:
Mortgages and loans payable	$ 387,945	$ 168,908
Other liabilities	51,965	12,141
Partners’/members’ capital	426,456	353,328
Total liabilities and partners'/members’ capital	$ 866,366	$ 534,377

The following is a summary of the Company’s investment in unconsolidated joint ventures as of June 30, 2013 and December 31, 2012: (dollars in thousands)

	June 30,	December 31,
Entity	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 4,042	$ 4,321
South Pier at Harborside	(2,180)	(1,225)
Red Bank Corporate Plaza, L.L.C.	3,864	3,876
12 Vreeland Associates, L.L.C.	5,465	12,840
Boston Downtown Crossing	--	13,012
Gale Jefferson L.L.C.	--	1,029
Stamford SM LLC	35,094	34,006
Marbella RoseGarden, L.L.C.	16,241	16,918
RoseGarden Monaco Holdings, L.L.C.	3,940	4,761
Rosewood Lafayette Holdings, L.L.C.	1,413	1,988
PruRose Port Imperial South 15, LLC	--	606
Rosewood Morristown, L.L.C.	6,786	7,091
Overlook Ridge JV, L.L.C.	--	--
Overlook Ridge, L.L.C.	144	31
Overlook Ridge JV 2C/3B, L.L.C.	--	179
Roseland/North Retail, L.L.C.	2,029	2,161
BNES Associates III	1,790	1,955
Portside Master Company, L.L.C.	3,550	3,651
PruRose Port Imperial South 13, LLC	2,627	2,920
Roseland/Port Imperial Partners, L.P.	2,689	2,582
RoseGarden Marbella South, L.L.C.	6,617	6,182
PruRose Riverwalk G, L.L.C.	3,646	4,136
Elmajo Urban Renewal Associates, LLC	322	629
Estuary Urban Renewal Unit B, LLC	125	220
Riverpark at Harrison I, L.L.C.	3,082	2,606
150 Main Street, L.L.C.	2,635	2,395
RoseGarden Monaco, L.L.C.	1,193	1,165
Hillsborough 206 Holdings, L.L.C.	1,979	1,967
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	362	337
Crystal House Apartments Investors LLC	28,267	--
Company's investment in unconsolidated joint ventures	$ 135,722	$ 132,339

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three and six months ended June 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Total revenues	$91,274	$ 15,354	$103,693	$27,058
Operating and other expenses	(81,321)	(9,080)	(89,268)	(16,259)
Depreciation and amortization	(10,083)	(2,398)	(13,174)	(4,788)
Interest expense	(3,310)	(1,652)	(5,322)	(3,342)
Net (loss) income	$(3,440)	$ 2,224	$(4,071)	$2,669

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three and six months ended June 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 19	$ 12	$ 28	$ 22
South Pier at Harborside	1,056	792	545	804
Red Bank Corporate Plaza, L.L.C.	106	101	207	204
12 Vreeland Associates, L.L.C.	116	125	24	324
Boston Downtown Crossing	651	(227)	646	(327)
Gale Jefferson L.L.C.	--	20	68	40
Stamford SM LLC	897	910	1,782	1,266
Marbella RoseGarden, L.L.C.	(165)	--	(276)	--
RoseGarden Monaco Holdings, L.L.C.	(423)	--	(822)	--
Rosewood Lafayette Holdings, L.L.C.	(284)	--	(574)	--
PruRose Port Imperial South 15, LLC	--	--	(606)	--
Rosewood Morristown, L.L.C.	(117)	--	(241)	--
Overlook Ridge JV, L.L.C.	--	--	--	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	224	--	151	--
Roseland/North Retail, L.L.C.	(83)	--	(132)	--
BNES Associates III	(2)	--	(71)	--
Portside Master Company, L.L.C.	(68)	--	(113)	--
PruRose Port Imperial South 13, LLC	(145)	--	(278)	--
Roseland/Port Imperial Partners, L.P.		--	--	--
RoseGarden Marbella South, L.L.C.	(19)	--	(37)	--
PruRose Riverwalk G, L.L.C.	(192)	--	(378)	--
Elmajo Urban Renewal Associates, LLC	(82)	--	(168)	--
Estuary Urban Renewal Unit B, LLC	(34)		(63)	--
Riverpark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	--	--	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--	--	--
Crystal House Apartments Investors LLC	(1,535)	--	(1,522)	--
Company's equity in (loss) earnings of unconsolidated joint ventures	$ (80)	$1,733	$(1,830)	$2,333

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three and six months ended June 30, 2013 and 2012: (dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
Entity	2013	2012	2013	2012

Plaza VIII & IX Associates, L.L.C.	$ 96	$ 88	$ 182	$ 175
South Pier at Harborside	1,792	1,497	1,993	2,211
Red Bank Corporate Plaza, L.L.C.	222	230	438	432
12 Vreeland Associates, L.L.C.	193	202	178	478
Boston Downtown Crossing	650	(226)	646	(327)
Gale Jefferson, L.L.C.	--	47	69	88
Stamford SM LLC	897	909	1,782	1,266
Marbella RoseGarden, L.L.C.	278	--	587	--
RoseGarden Monaco Holdings, L.L.C.	(48)	--	(72)	--
Rosewood Lafayette Holdings, L.L.C.	3	--	--	--
PruRose Port Imperial South 15, LLC	--	--	101	--
Rosewood Morristown, L.L.C.	21	--	37	--
Overlook Ridge JV, L.L.C.	--	--	--	--
Overlook Ridge, L.L.C.	--	--	--	--
Overlook Ridge JV 2C/3B, L.L.C.	225	--	152	--
Roseland/North Retail, L.L.C.	(31)	--	(29)	--
BNES Associates III	149	--	237	--
Portside Master Company, L.L.C.	(68)	--	(113)	--
PruRose Port Imperial South 13, LLC	(146)	--	(279)	--
Roseland/Port Imperial Partners, L.P.	--	--	--	--
RoseGarden Marbella South, L.L.C.	(19)	--	(37)	--
PruRose Riverwalk G, L.L.C.	(192)	--	(378)	--
Elmajo Urban Renewal Associates, LLC	(82)	--	(168)	--
Estuary Urban Renewal Unit B, LLC	(35)	--	(63)	-
Riverpark at Harrison I, L.L.C.	--	--	--	--
150 Main Street, L.L.C.	--	--	--	--
RoseGarden Monaco, L.L.C.	--	--	--	--
Hillsborough 206 Holdings, L.L.C.	--	--	--	--
Grand Jersey Waterfront Urban Renewal Associates, L.L.C.	--	--	--	--
Crystal House Apartments Investors LLC	131	--	181	--
Company's funds from operations of unconsolidated joint ventures	$ 4,036	$ 2,747	$ 5,444	$ 4,323

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Select Financial Ratios

Ratios Computed For Industry		June 30,
Comparisons:	2013	2012
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	51.08%	45.19%

Total Debt/ Total Market Capitalization (Market value) (%)	48.60%	39.88%

Total Debt/ Total Undepreciated Assets (%)	38.82%	33.93%

Secured Debt/ Total Undepreciated Assets (%)	12.34%	12.68%

		Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.08	2.97	3.10	3.20

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.01	2.92	3.01	3.13

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.72	2.89	2.71	3.10

FFO Payout (Dividends Declared/Funds from Operations) (%)	45.93%	72.55%	58.36%	65.95%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Debt Analysis

(as of June 30, 2013)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)		Weighted Average Maturity in Years
Fixed Rate Unsecured Debt and Other Obligations	$1,616,099	68.21%	4.95%		5.44
Fixed Rate Secured Debt	674,199	28.46%	7.56%		3.84
Variable Rate Secured Debt	78,855	3.33%	3.32%		0.19
Totals/Weighted Average:	$2,369,153	100.00%	5.64%	(b)	4.81

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.22 percent as of June 30, 2013.
(b)	Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million for the three months ended June 30, 2013.

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
July 1 – December 31, 2013	$ 5,512	$ 83,084	$ 88,596	3.70%
2014	10,106	335,257	345,363	6.82%
2015	8,551	150,000	158,551	5.40%
2016	8,389	269,272	277,661	7.14%
2017	6,423	391,151	397,574	4.12%
Thereafter	6,195	1,116,882	1,123,077	5.68%
Sub-total	45,176	2,345,646	2,390,822
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of June 30, 2013	(21,669)	--	(21,669)
Totals/Weighted Average:	$ 23,507	$2,345,646	$2,369,153	5.64%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.22 percent as of June 30, 2013.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Debt Maturities

(dollars in thousands)

	July 1- December 31, 2013	2014	2015	2016	2017	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Port Imperial South	$42,500								$42,500
Port Imperial South 4/5	36,355								36,355
9200 Edmonston Road	4,229								4,229
6305 Ivy Lane		$5,726							5,726
6301 Ivy Lane		5,320							5,320
35 Waterview		18,185							18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview		65,035							65,035
4 Sylvan Way		14,575							14,575
10 Independence		16,924							16,924
395 West Passaic		9,492							9,492
4 Becker				$40,432					40,432
5 Becker				14,574					14,574
210 Clay				14,267					14,267
Prudential Portfolio					$141,151				141,151
23 Main Street						$26,566			26,566
Harborside Plaza 5						204,970			204,970
100 Walnut Avenue							$17,280		17,280
One River Center							39,586		39,586
233 Canoe Brook Road							3,479		3,479
Total Secured Debt:	$83,084	$135,257	--	$69,273	$141,151	$231,536	$60,345	--	$720,646

Unsecured Debt:
Unsecured credit facility									--
5.125% unsecured notes due 2/14		$200,000							$200,000
5.125% unsecured notes due 1/15			$150,000						150,000
5.80% unsecured notes due 1/16				$200,000					200,000
2.50% unsecured notes due 12/17					$250,000				250,000
7.75% unsecured notes due 8/19							$250,000		250,000
4.50% unsecured notes due 4/22								$300,000	300,000
3.15% unsecured notes due 5/23								275,000	275,000
Total Unsecured Debt:	--	$200,000	$150,000	$200,000	$250,000	--	$250,000	$575,000	$1,625,000

Total Debt:	$83,084	$335,257	$150,000	$269,273	$391,151	$231,536	$310,345	$575,000	$2,345,646

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Debt Detail

(dollars in thousands)

Property Name	Lender	Effective Interest Rate
			June 30,	December 31,	Date of Maturity
			2013	2012
Senior Unsecured Notes: (a)
4.600%, Senior Unsecured Notes	public debt	4.742%	--	$99,987	--	(b)
5.125%, Senior Unsecured Notes	public debt	5.110%	$200,150	200,270	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,856	149,810	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,199	200,237	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.803%	248,707	248,560	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.017%	248,693	248,585	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.612%	299,475	299,445	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.517%	269,019	--	05/15/23
Total Senior Unsecured Notes:			$1,616,099	$1,446,894

Revolving Credit Facilities:
Unsecured Facility (c)	20 Lenders	LIBOR +1.250%	--	--	07/16/17
Total Revolving Credit Facilities:			--	--

Property Mortgages: (d)
51 Imclone	Wachovia CMBS	8.390%	--	3,878	--	(e)
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	$ 4,243	$ 4,305	05/01/13	(f)
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+2.75%	42,500	42,168	08/20/13
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	36,355	34,889	09/30/13
6305 Ivy Lane	RGA Reinsurance Company	5.525%	5,876	5,984	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	9,995	10,231	05/01/14
6301 Ivy Lane	RGA Reinsurance Company	5.520%	5,572	5,667	07/01/14
35 Waterview	Wachovia CMBS	6.348%	18,583	18,746	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	63,665	63,126	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,511	14,485	08/11/14
10 Independence	Wachovia CMBS	12.440%	16,438	16,251	08/11/14
4 Becker	Wachovia CMBS	9.550%	38,536	38,274	05/11/16
5 Becker	Wachovia CMBS	12.830%	12,751	12,507	05/11/16
210 Clay	Wachovia CMBS	13.420%	12,513	12,275	05/11/16
Various (g)	Prudential Insurance	6.332%	148,393	149,281	01/15/17
23 Main Street	JPMorgan CMBS	5.587%	30,144	30,395	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	226,838	228,481	11/01/18
233 Canoe Brook Road	The Provident Bank	4.375%	3,911	3,945	02/01/19
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	18,910	19,025	02/01/19
One River Center (h)	Guardian Life Ins. Co.	7.311%	43,320	43,582	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$753,054	$757,495
Total Debt:			$2,369,153	$2,204,389

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.

(b)	These notes were paid on maturity using available cash.
(c)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders.  The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) which is currently LIBOR +100 basis points, and the facility fee (20 basis points) on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(e)
With the sale of the property on May 31, 2013, the mortgage was satisfied by the Company. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the three and six months ended June 30, 2013.

(f)
The lease with the tenant occupying 100 percent of the building expired on May 1, 2013 and the tenant continues to occupy the building on a month-to-month basis. The mortgage loan matured on May 1, 2013 and was not repaid. The Company received a notice of default from the lender on July 17, 2013. The Company has requested a modification of the loan terms and is also in discussions regarding a deed-in-lieu of foreclosure with the lender.

(g)	Mortgage is collateralized by seven properties. The Company has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(h)	Mortgage is collateralized by the three properties comprising One River Center.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
Revenues	2013	2012	2013	2012
Base rents	$144,034	$143,031	$286,273	$286,337
Escalations and recoveries from tenants	18,314	19,970	38,971	39,246
Construction services	6,746	4,604	14,972	8,066
Real estate services	6,642	1,100	13,085	2,271
Parking income	1,603	1,530	3,002	3,141
Other income	599	1,810	2,356	9,692
Total revenues	177,938	172,045	358,659	348,753

Expenses
Real estate taxes	21,001	24,228	43,842	46,467
Utilities	14,425	14,103	31,610	29,738
Operating services	27,096	26,223	54,168	51,204
Direct construction costs	6,511	4,337	14,336	7,615
Real estate services expenses	5,304	501	10,257	1,006
General and administrative	13,157	11,873	25,162	22,643
Depreciation and amortization	48,422	46,326	94,482	92,526
Impairments	23,851	--	23,851	--
Total expenses	159,767	127,591	297,708	251,199
Operating income	18,171	44,454	60,951	97,554

Other (Expense) Income
Interest expense	(31,271)	(31,565)	(61,140)	(62,112)
Interest and other investment income	1,094	7	1,100	20
Equity in earnings (loss) of unconsolidated joint ventures	(80)	1,733	(1,830)	2,333
Loss from early extinguishment of debt	--	(4,415)	--	(4,415)
Total other (expense) income	(30,257)	(34,240)	(61,870)	(64,174)
Income (loss) from continuing operations	(12,086)	10,214	(919)	33,380
Discontinued Operations:
Income from discontinued operations	1,364	2,831	3,286	4,920
Loss from early extinguishment of debt	(703)	--	(703)	--
Realized gains (losses) and unrealized losses on disposition of rental property, net	37,609	(1,634)	37,609	2,378
Total discontinued operations, net	38,270	1,197	40,192	7,298
Net income	26,184	11,411	39,273	40,678
Noncontrolling interest in consolidated joint ventures	62	92	124	171
Noncontrolling interest in Operating Partnership	1,455	(1,256)	93	(4,090)
Noncontrolling interest in discontinued operations	(4,630)	(146)	(4,863)	(891)
Net income available to common shareholders	$23,071	$10,101	$34,627	$35,868

Basic earnings per common share:
Income (loss) from continuing operations	$(0.12)	$0.10	$(0.01)	$0.34
Discontinued operations	0.38	0.01	0.40	0.07
Net income available to common shareholders	$0.26	$0.11	$0.39	$0.41

Diluted earnings per common share:
Income (loss) from continuing operations	$(0.12)	$0.10	$(0.01)	$0.34
Discontinued operations	0.38	0.01	0.40	0.07
Net income available to common shareholders	$0.26	$0.11	$0.39	$0.41

Basic weighted average shares outstanding	87,708	87,817	87,688	87,808

Diluted weighted average shares outstanding	99,780	100,069	99,773	100,065

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
	2013	2012
Assets
Rental property
Land and leasehold interests	$ 781,347	$ 782,315
Buildings and improvements	4,142,086	4,104,472
Tenant improvements	463,726	489,608
Furniture, fixtures and equipment	4,513	3,041
	5,391,672	5,379,436
Less – accumulated depreciation and amortization	(1,465,104)	(1,478,214)
	3,926,568	3,901,222
Rental property held for sale, net	12,851	60,863
Net investment in rental property	3,939,419	3,962,085
Cash and cash equivalents	177,939	58,245
Investments in unconsolidated joint ventures	135,722	132,339
Unbilled rents receivable, net	142,722	139,984
Deferred charges and other assets, net	214,615	204,874
Restricted cash	19,639	19,339
Accounts receivable, net of allowance for doubtful accounts
of $2,084 and $2,614	8,008	9,179

Total assets	$4,638,064	$4,526,045

Liabilities and Equity
Senior unsecured notes	$1,616,099	$1,446,894
Mortgages, loans payable and other obligations	753,054	757,495
Dividends and distributions payable	29,983	44,855
Accounts payable, accrued expenses and other liabilities	126,116	124,822
Rents received in advance and security deposits	49,159	55,917
Accrued interest payable	28,561	27,555
Total liabilities	2,602,972	2,457,538
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,004,354 and 87,536,292 shares outstanding	880	875
Additional paid-in capital	2,535,814	2,530,621
Dividends in excess of net earnings	(795,700)	(764,522)
Total Mack-Cali Realty Corporation stockholders’ equity	1,740,994	1,766,974

Noncontrolling interest in subsidiaries:
Operating Partnership	237,461	245,091
Consolidated joint ventures	56,637	56,442
Total noncontrolling interests in subsidiaries	294,098	301,533

Total equity	2,035,092	2,068,507

Total liabilities and equity	$4,638,064	$4,526,045

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2013	87,536	$875	$2,530,621	$(764,522)	$301,533	$2,068,507
Net income	--	--	--	34,627	4,646	39,273
Common stock dividends	--	--	--	(65,805)	--	(65,805)
Common unit distributions	--	--	--	--	(9,038)	(9,038)
Increase in noncontrolling interests	--	--	--	--	319	319
Redemption of common units
for common stock	139	2	2,766	--	(2,768)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	5	--	149	--	--	149
Stock compensation	324	3	1,684	--	--	1,687
Rebalancing of ownership percentage
between parent and subsidiaries	--	--	594	--	(594)	--
Balance at June 30, 2013	88,004	$880	$2,535,814	$(795,700)	$294,098	$2,035,092

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income available to common shareholders	$23,071	$10,101	$34,627	$35,868
Add: Noncontrolling interest in Operating Partnership	(1,455)	1,256	(93)	4,090
Noncontrolling interest in discontinued operations	4,630	146	4,863	891
Real estate-related depreciation and amortization on continuing operations (a)	52,458	47,259	101,603	94,367
Real estate-related depreciation and amortization on discontinued operations	233	1,679	973	3,716
Impairments	23,851	--	23,851	--
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	(37,609)	1,634	(37,609)	(2,378)
Funds from operations available to common shareholders (b)	$65,179	$62,075	$128,215	$136,554

Diluted weighted average shares/units outstanding (c)	99,780	100,069	99,773	100,065

Funds from operations per share/unit – diluted	$0.65	$0.62	$1.29	$1.36

Dividends declared per common share	$0.30	$0.45	$0.75	$0.90

Dividend payout ratio:
Funds from operations-diluted	45.93%	72.55%	58.36%	65.95%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$3,122	$4,495	$8,038	$10,321
Tenant improvements and leasing commissions (d)	$11,258	$11,545	$25,440	$21,095
Straight-line rent adjustments (e)	$3,136	$1,727	$9,571	$3,140
Amortization of (above)/below market lease intangibles, net (f)	$709	$299	$1,275	$705

(a)Includes the Company’s share from unconsolidated joint ventures of $4,117 and $996 for the three months ended June 30, 2013 and 2012, respectively, and $7,272 and $1,989 for the six months ended June 30, 2013 and 2012, respectively. Excludes non-real estate-related depreciation and amortization of $81 and $63 for the three months ended June 30, 2013 and 2012, respectively, and $151 and $148 for the six months ended June 30, 2013 and 2012, respectively.

(b)Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c)Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,072 and 12,183 shares for the three months ended June 30, 2013 and 2012, respectively, and 12,085 and 12,188 for the six months ended June 30, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 31.

(d)Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)Includes the Company’s share from unconsolidated joint ventures of $17 and $17 for the three months ended June 30, 2013 and 2012, respectively, and $2 and $34 for the six months ended June 30, 2013 and 2012, respectively.

(f)Includes the Company’s share from unconsolidated joint ventures of $227 and $0 for the three months ended June 30, 2013 and 2012, respectively, and $394 and $0 for the six months ended June 30, 2013 and 2012, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income available to common shareholders	$0.26	$0.11	$0.39	$0.41
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.53	0.47	1.02	0.94
Real estate-related depreciation and amortization on discontinued operations	--	0.02	0.01	0.04
Impairments	0.24	--	0.24	--
Deduct: Discontinued operations - Realized (gains) losses and unrealized losses on disposition of rental property, net	(0.38)	0.02	(0.38)	(0.02)
Noncontrolling interest/rounding adjustment	--	--	0.01	(0.01)
Funds from operations available to common shareholders (b)	$0.65	$0.62	$1.29	$1.36
Diluted weighted average shares/units outstanding (c)	99,780	100,069	99,773	100,065

(a) Includes the Company’s share from unconsolidated joint ventures of $0.04 and $0.01 for the three months ended June 30, 2013 and 2012, respectively, and $0.07 and $0.02 for the six months ended June 30, 2013 and 2012, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (12,072 and 12,183 shares for the three months ended June 30, 2013 and 2012, respectively, and 12,085 and 12,188 for the six months ended June 30, 2013 and 2012, respectively), plus dilutive Common Stock Equivalents (i.e. restricted stock awards). See reconciliation of basic to diluted shares/units on page 31.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Basic weighted average shares outstanding:	87,708	87,817	87,688	87,808
Add: Weighted average common units	12,072	12,183	12,085	12,188
Basic weighted average shares/units:	99,780	100,000	99,773	99,996
Restricted Stock Awards	--	69	--	69
Diluted weighted average shares/units outstanding:	99,780	100,069	99,773	100,065

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the six months ended June 30, 2013

Acquisition Date	Property/Address	Location	# of Properties	# of Apartment Units	Investment By Company
Consolidated Residential:
01/18/13	Alterra at Overlook Ridge 1A	Revere, Massachusetts	1	310	$ 61,250
04/04/13	Alterra at Overlook Ridge 1B	Revere, Massachusetts	1	412	87,950
Total Consolidated			2	722	$149,200

Unconsolidated Residential:
03/21/13	Crystal House (a)	Arlington, Virginia	1	828	$ 30,210
Total Unconsolidated			1	828	$ 30,210
Total			3	1,550	$179,410
(a)	The Company holds a 25 percent interest in this property. The joint venture acquired the property, which is encumbered by a $165 million mortgage loan, for approximately $262.5 million.

For the year ended December 31, 2012

None.

Summary of In-Process Development Projects
(dollars in thousands)

As of June 30, 2013

Property	Location	Type	# of Apartment Units (a)	Commercial Square Feet (a)	Costs Incurred Through 6/30/13	Total Estimated Costs	Garage Parking Spaces (a)	Estimated Initial Delivery Date
Consolidated:
Port Imperial 4/5 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,795	$58,635	$58,700	850	3Q-2013
Port Imperial 1/3 Garage/Retail	Weehawken, NJ	Garage/retail	--	17,614	931	40,000	741	3Q-2014
Wegmans Food Markets	Hanover, NJ	Retail pad	--	--	2,788	15,700	--	2Q-2014
Total Consolidated			--	35,409	$62,354	$114,400	1,591

Unconsolidated:
RiverTrace at Port Imperial	West New York, NJ	Multi-family rental	316		$79,585	$118,100	--	3Q-2013
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	Multi-family rental	355		75,001	136,800	--	4Q-2013
Port Imperial Building 13	Weehawken, NJ	Multi-family rental	280		15,480	96,400	--	4Q-2014
Portside at Pier One – Bldg 7	East Boston, MA	Multi-family rental	176		12,383	66,300	--	3Q-2014
Overlook Ridge – 2C & 3B	Malden/Revere, MA	Multi-family rental	371		24,625	79,400	--	1Q-2014
Glenmark at Tuckahoe	Eastchester, NY	Multi-family rental	108		2,386	46,000	--	2Q-2015
Riverpark at Harrison	Harrison, NJ	Multi-family rental	141		950	28,200	--	4Q-2014
Lincoln Harbor (Bldg B)	Weehawken, NJ	Multi-family rental	227		20,428	81,500	--	1Q-2015
Marbella II	Jersey City, NJ	Multi-family rental	311		3,905	132,100	--	4Q-2015
Lofts at 40 Park	Morristown, NJ	Multi-family rental	91		1,542	28,000	--	4Q-2015
Riverwalk C	West New York, NJ	Multi-family rental	363		18,378	143,000	--	1Q-2016
Total Unconsolidated			2,739		$254,663	$955,800
Total			2,739	35,409	$317,017	$1,070,200	1,591
(b)	Number of apartment units, commercial square feet and garage parking spaces are estimates.

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the six months ended June 30, 2013

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Development Costs Incurred By Company (a)	Development Cost Per Square Foot

06/05/13	14 Sylvan Way	Parsippany, New Jersey	1	203,506	$ 50,661	$ 248.94

Total Office Properties Held for Sale:				203,506	$ 50,661	$ 248.94
(a)	Development costs included approximately $13.1 million in land costs and $4.3 million in leasing costs. Amounts are as of June 30, 2013.

For the year ended December 31, 2012

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Acquisition Property Profile

Property Name:	Alterra at Overlook Ridge 1B

Product Type:	Multi-family residential

Location:	Revere, Massachusetts

Description:	Two, 5 story multi-family residential buildings

Size:	412 apartment units

Year Constructed:	2008

Closing Date:	April 4, 2013

Acquisition Cost:	$88.0 million

Funding Source:	Funded primarily through borrowing on the Company’s unsecured revolving credit facility.

Percentage Leased:	93.5%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2013

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Realized Gain/(Losses)	Capitalization Rate (a)

04/10/13	19 Skyline Drive (b)	Hawthorne, New York	1	248,400	$16,131	$ 126	(7.90)%	(e)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967	19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775	16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640	1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (c)	Blue Bell, Pennsylvania	2	188,103	19,041	(680)	15.60%
05/31/13	51 Imclone Drive (d)	Branchburg, New Jersey	1	63,213	6,101	823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858	(1,169)	5.24%

Total Property Sales:			8	1,210,888	$165,513	$37,609

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at June 30, 2013) which matures in ten years and requires monthly payments of principal.

(c)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(d)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the three and six months ended June 30, 2013.

(e)	This property was vacant when sold.

For the year ended December 31, 2012

Date	Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Realized Gain/(Losses)		Capitalization Rate (a)
Office:
03/28/12	2200 Renaissance Boulevard	King of Prussia, Pennsylvania	1	174,124	n/a	$4,511	(b)	n/a
07/25/12	95 Chestnut Ridge Road	Montvale, New Jersey	1	47,700	$4,014	(487)		(7.30)%	(c)
11/06/12	Strawbridge Drive	Moorestown, New Jersey	3	222,258	19,391	(1,719)		8.00%
Total Office Properties:			5	444,082	$23,405	$2,305

(a)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(b)
On March 28, 2012, the Company transferred the deed for this property to the lender in satisfaction of its mortgage obligations. Excludes $9.5 million of unrealized loss on this property recognized by the Company in 2010.

(c)	This property was vacant when sold.

Rental Property Held For Sale
(dollars in thousands)

At June 30, 2013

Property	Location	# of Bldgs.	Rentable Square Feet	Gross Book Value	Accumulated Depreciation	Net Book Value

106 Allen Road (a)	Bernards Township, New Jersey	1	132,010	$17,895	$(5,044)	$12,851

Total Office Properties Held for Sale:		1	132,010	$17,895	$(5,044)	$12,851

(a)	On July 10, 2013, the Company sold this property for approximately $18.0 million.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Summary of Land Parcels

Property	Location	State	Acres (a)	# of Apartment Units (a)	Potential Commercial Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	42.8		595,000	Office
Eastpoint II	Lanham	MD	4.8		122,000	Office/Hotel
Meadowlands Xanadu (d)	East Rutherford	NJ	13.8		1,760,000	Office
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5		112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4		32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5		75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	28.1		160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6		1,225,000	Office
Harborside (e)	Jersey City	NJ	6.5		3,113,500	Office/Multi-family
One Newark Center (d)	Newark	NJ	1.0		400,000	Office
3 Campus Drive	Parsippany	NJ	10.0		124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	20.0		150,000	Office/Retail
Princeton Metro	West Windsor	NJ	10.0		97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0		149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9		760,000	Office/Hotel
Airport Business Center	Lester	PA	12.6		135,000	Office
Rose Tree Corporate Center	Media	PA	2.3		15,200	Office
Total Office:			254.8		9,025,200

Office/Flex:
Horizon Center	Hamilton Township	NJ	5.3		68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	5.8		30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	7.2		82,250	Office/Flex
South Westchester Executive Park (g)	Yonkers	NY	52.4		350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7		50,000	Office/Flex
Total Office/Flex:			73.4		580,250

Multi-Family Residential:
LR Overlook Phase III (d)	Malden	MA	5.7	240		Multi-Family rental
Freehold (i)	Freehold	NJ	20.9	360		Multi-Family rental
Riverpark at Harrison 5-8 (d)	Harrison	NJ	6.5	141		Multi-Family rental
San Remo (d)	Jersey City	NJ	2.5	300		Multi-Family rental
Liberty Landing (d)	Jersey City	NJ	21.0	1,000		Multi-Family rental
Port Imperial North (d)	West New York	NJ	17.4	836		Multi-Family rental
Crystal House (d)	Arlington	VA	4.0	295		Multi-Family rental
Total Multi-Family Residential:			78.0	3,172

Mixed-Use:
Portside at Pier One 1-6 (d)	East Boston	MA	11.2	388	63,000	Mixed-Use
Overlook Ridge Land (d)	Malden & Revere	MA	32.9	896	160,000	Mixed-Use
Port Imperial South (h)	Weehawken	NJ	17.1	1,148	416,000	Mixed-Use
Total Mixed-Use			61.2	2,432	639,000

Hotel:
Meadowlands Xanadu (d) (f)	East Rutherford	NJ	3.2		500,000	Hotel
Total Hotel:			3.2		500,000

Industrial/Warehouse:
Elmsford Distribution Center (g)	Elmsford	NY	14.5		100,000	Industrial/Warehouse
Total Warehouse:			14.5		100,000

Total			485.1	5,604	10,844,450

(a)	Number of apartment units, square feet, hotel rooms and acres are subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	The Company intends to develop a 763 unit multi-family property on a portion of this land through a joint venture. In addition, there are 21 acres of riparian property.
(f)	Hotel project can comprise up to 520 rooms.
(g)	Mack-Cali holds an option to purchase this land.
(h)	Project is projected to include 321 hotel rooms.
(i)	Land under contract.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended June 30, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 3/31/13	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13 (c)	Pct. Leased 6/30/13	Pct. Leased 3/31/13

Northern NJ	12,095,581	(134,196)	(502,097)	417,064	(85,033)	11,876,352	83.0%	83.6%
Central NJ	5,131,007	(268,652)	(256,441)	303,107	46,666	4,909,021	89.2%	88.9%
Westchester Co., NY	4,092,654	-	(405,693)	374,266	(31,427)	4,061,227	89.5%	85.5%
Manhattan	524,476	-	(22,255)	22,255	-	524,476	100.0%	100.0%
Sub. Philadelphia	2,818,896	(167,127)	(171,257)	143,159	(28,098)	2,623,671	89.1%	90.0%
Fairfield, CT	524,414	(104,637)	(11,268)	10,334	(934)	418,843	92.6%	87.7%
Washington, DC/MD	1,077,249	-	(28,269)	26,093	(2,176)	1,075,073	83.2%	83.3%
Rockland Co., NY	169,956	-	(24,631)	15,639	(8,992)	160,964	89.4%	94.4%
Totals	26,434,233	(674,612)	(1,421,911)	1,311,917	(109,994)	25,649,627	86.2%	86.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2013	30,754,754
Total sq. ft. of properties added this period	203,506
Total sq. ft. of properties sold this period	(1,210,888)
Total sq. ft. as of June 30, 2013	29,747,372

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2013 aggregating 306,496 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Leasing Statistics

(For the three months ended June 30, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	43	404,237	81,637	322,600	4.2	24.02	3.59
	Office/Flex	2	12,827	2,727	10,100	1.9	14.47	1.59
Central NJ	Office	36	281,338	153,582	127,756	6.6	23.77	4.51
	Office/Flex	3	21,769	17,479	4,290	5.4	15.96	3.88
Westchester Co., NY	Office	13	140,731	40,215	100,516	6.8	23.64	2.12
	Office/Flex	25	170,805	21,370	149,435	3.7	20.36	1.96
	Industrial/Warehouse	5	62,730	24,354	38,376	5.9	17.00	1.57
Manhattan	Office	1	22,255	22,255	-	15.8	35.37	6.35
Sub. Philadelphia	Office	12	55,124	12,010	43,114	4.3	22.75	3.45
	Office/Flex	9	88,035	9,305	78,730	2.7	13.46	0.91
Fairfield Co., CT	Office	5	10,334	1,363	8,971	3.9	22.89	3.66
Washington, DC/MD	Office	7	26,093	13,812	12,281	3.3	23.01	2.46
Rockland Co., NY	Office	4	15,639	1,668	13,971	8.3	22.84	2.03

Totals		165	1,311,917	401,777	910,140	5.2	22.27	3.37

Detail by Property Type
	Office	121	955,751	326,542	629,209	5.6	24.02	3.77
	Office/Flex	39	293,436	50,881	242,555	3.5	17.71	1.92
	Industrial/Warehouse	5	62,730	24,354	38,376	5.9	17.00	1.57

Totals		165	1,311,917	401,777	910,140	5.2	22.27	3.37

Tenant Retention:	Leases Retained	58.8%
	Sq. Ft. Retained	64.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $15,936,076 and commissions of $6,852,694 committed, but not necessarily expended, during the period for second generation space aggregating 1,311,917 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Leasing Statistics
(For the three months ended June 30, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 3/31/13	Inventory Acquired/Disposed	Inventory 6/30/13	Sq. Ft. Leased 3/31/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13	Pct. Leased 6/30/13	Pct. Leased 3/31/13

Northern NJ	662,524	-	662,524	647,154	-	-	3,754	3,754	650,908	98.2%	97.7%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%

Totals	755,402	-	755,402	740,032	-	-	3,754	3,754	743,786	98.5%	98.0%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	3,754	3,754	-	5.5	29.64	7.50
Central NJ	-	-	-	-	-	-	-

Totals	1	3,754	3,754	-	5.5	29.64	7.50

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 3/31/13	Inventory Acquired/Disposed	Inventory 6/30/13	Sq. Ft. Leased 3/31/13	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13	Pct. Leased 6/30/13	Pct. Leased 3/31/13

Northern NJ	81,516	-	81,516	37,634	-	-	11,830	11,830	49,464	60.7%	46.2%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (f)

Northern NJ	2	11,830	11,830	-	10.2	21.25	N/A

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $115,098 and commissions of $39,774 committed, but not necessarily expended, during the period for second generation space aggregating 3,754 square feet.
(f)	Represents estimated workletter and commission costs committed, but not necessarily expended, during the period for second generation space.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Leasing Statistics
(For the six months ended June 30, 2013)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13 (c)	Pct. Leased 6/30/13	Pct. Leased 12/31/12

Northern NJ	12,240,291	(134,196)	(988,411)	758,668	(229,743)	11,876,352	83.0%	84.6%
Central NJ	5,199,678	(268,652)	(563,818)	541,813	(22,005)	4,909,021	89.2%	90.1%
Westchester Co., NY	4,329,834	--	(862,676)	594,069	(268,607)	4,061,227	89.5%	90.4%
Manhattan	524,476	--	(22,255)	22,255	--	524,476	100.0%	100.0%
Sub. Philadelphia	2,822,395	(167,127)	(292,267)	260,670	(31,597)	2,623,671	89.1%	90.1%
Fairfield, CT	509,647	(104,637)	(12,023)	25,856	13,833	418,843	92.6%	85.3%
Washington, DC/MD	1,010,753	--	(49,276)	113,596	64,320	1,075,073	83.2%	78.2%
Rockland Co., NY	168,410	--	(31,339)	23,893	(7,446)	160,964	89.4%	93.6%
Totals	26,805,484	(674,612)	(2,822,065)	2,340,820	(481,245)	25,649,627	86.2%	87.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2012	30,754,754
Total sq. ft. of properties added this period	203,506
Total sq. ft. of properties sold this period	(1,210,888)
Total sq. ft. as of June 30, 2013	29,747,372

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2013 aggregating 306,496 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Leasing Statistics

(For the six months ended June 30, 2013)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	83	719,514	149,299	570,215	5.1	23.98	3.29
	Office/Flex	4	39,154	2,727	36,427	2.4	17.85	1.30
Central NJ	Office	65	483,051	198,350	284,701	5.9	23.44	4.19
	Office/Flex	6	58,762	17,479	41,283	2.7	16.06	3.11
Westchester Co., NY	Office	34	221,069	53,375	167,694	5.4	23.43	2.13
	Office/Flex	46	296,680	51,155	245,525	4.0	17.26	1.94
	Industrial/Warehouse	7	76,320	24,354	51,966	5.0	17.43	1.54
Manhattan	Office	1	22,255	22,255	-	15.8	35.37	6.35
Sub. Philadelphia	Office	28	100,187	21,678	78,509	4.4	23.93	3.69
	Office/Flex	16	160,483	14,105	146,378	2.6	11.50	0.65
Fairfield Co., CT	Office	7	25,856	1,363	24,493	7.3	18.68	2.00
Washington, DC/MD	Office	13	113,596	87,929	25,667	8.2	22.34	5.64
Rockland Co., NY	Office	8	23,893	3,489	20,404	7.3	23.32	2.39

Totals		318	2,340,820	647,558	1,693,262	5.1	21.55	3.34

Detail by Property Type
	Office	239	1,709,421	537,738	1,171,683	5.7	23.70	3.72
	Office/Flex	72	555,079	85,466	469,613	3.4	15.51	1.72
	Industrial/Warehouse	7	76,320	24,354	51,966	5.0	17.43	1.54

Totals		318	2,340,820	647,558	1,693,262	5.1	21.55	3.34

Tenant Retention:	Leases Retained	63.2%
	Sq. Ft. Retained	60.0%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $28,215,495 and commissions of $11,984,652 committed, but not necessarily expended, during the period for second generation space aggregating 2,340,820 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Leasing Statistics
(For the six months ended June 30, 2013)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/Disposed	Inventory 6/30/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13	Pct. Leased 6/30/13	Pct. Leased 12/31/12

Northern NJ	762,534	(100,010)	662,524	752,111	(100,010)	(4,947)	3,754	(1,193)	650,908	98.2%	98.6%
Central NJ	92,878	-	92,878	92,878	-	-	-	-	92,878	100.0%	100.0%

Totals	855,412	(100,010)	755,402	844,989	(100,010)	(4,947)	3,754	(1,193)	743,786	98.5%	98.8%

DETAIL OF TRANSACTION ACTIVITY
Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing0 Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	3,754	3,754	-	5.5	29.64	7.50
Central NJ	-	-	-	-	-	-	-

Totals	1	3,754	3,754	-	5.5	29.64	7.50

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
Market	Inventory 12/31/12	Inventory Acquired/Disposed	Inventory 6/30/13	Sq. Ft. Leased 12/31/12	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/13	Pct. Leased 6/30/13	Pct. Leased 12/31/12

Northern NJ	81,516	-	81,516	37,634	-	-	11,830	11,830	49,464	60.7%	46.2%

DETAIL OF TRANSACTION ACTIVITY
Detail by Market Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (f)

Northern NJ	2	11,830	11,830	-	10.2	21.25	N/A

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $115,098 and commissions of $39,774 committed, but not necessarily expended, during the period for second generation space aggregating 3,754 square feet.
(f)	Represents estimated workletter and commission costs committed, but not necessarily expended, during the period for second generation space.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Commercial Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Total Property Size Rentable Area (b) (c)	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	134,730,702	22.9	6,699,221	22.6
Jersey City, NJ	116,461,073	19.7	4,317,978	14.5
Westchester-Rockland, NY	84,198,255	14.2	4,720,020	15.9
Bergen-Passaic, NJ	73,568,572	12.4	4,164,226	14.0
Philadelphia, PA-NJ	43,690,918	7.4	2,945,509	9.9
Middlesex-Somerset-Hunterdon, NJ	38,324,844	6.5	2,053,415	6.9
Washington, DC-MD-VA-WV	30,192,168	5.1	1,292,807	4.3
Monmouth-Ocean, NJ	25,264,680	4.3	1,620,863	5.4
Trenton, NJ	19,080,271	3.2	956,597	3.2
New York (Manhattan)	17,581,116	3.0	524,476	1.8
Stamford-Norwalk, CT	7,940,378	1.3	452,260	1.5

Totals	591,032,977	100.0	29,747,372	100.0

(a)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2013 aggregating 306,496 square feet and representing annualized rent of $6,791,226 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Commercial Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Commercial Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	84,764,129	14.4	2,849,076	11.3
Insurance Carriers & Related Activities	56,642,632	9.6	2,157,317	8.5
Manufacturing	45,569,931	7.7	2,114,948	8.3
Legal Services	36,428,695	6.2	1,398,504	5.6
Telecommunications	35,783,733	6.1	1,847,312	7.4
Health Care & Social Assistance	32,314,255	5.5	1,531,112	6.1
Credit Intermediation & Related Activities	31,870,133	5.4	1,103,133	4.4
Computer System Design Services	22,421,437	3.8	1,018,587	4.1
Architectural/Engineering	21,671,421	3.7	861,543	3.4
Wholesale Trade	20,208,200	3.4	1,335,878	5.3
Accounting/Tax Prep.	20,189,804	3.4	794,698	3.2
Scientific Research/Development	16,462,885	2.8	543,761	2.2
Accommodation & Food Services	15,938,004	2.7	676,727	2.7
Public Administration	15,651,518	2.6	603,345	2.4
Admin & Support, Waste Mgt. & Remediation Services	14,094,317	2.4	671,682	2.7
Management/Scientific	12,554,777	2.1	498,632	2.0
Real Estate & Rental & Leasing	12,404,669	2.1	645,424	2.6
Arts, Entertainment & Recreation	12,078,599	2.0	717,680	2.9
Other Services (except Public Administration)	11,794,491	2.0	459,017	1.8
Other Professional	10,915,719	1.8	482,896	1.9
Advertising/Related Services	8,664,195	1.5	320,994	1.3
Retail Trade	7,138,807	1.2	427,236	1.7
Construction	6,367,610	1.1	323,463	1.3
Data Processing Services	6,144,250	1.0	239,165	1.0
Transportation	5,988,965	1.0	316,330	1.3
Broadcasting	5,126,510	0.9	185,449	0.7
Information Services	4,538,500	0.8	183,459	0.7
Utilities	4,436,839	0.8	180,860	0.7
Educational Services	3,222,906	0.5	167,072	0.7
Publishing Industries	2,633,491	0.4	140,697	0.6
Other	7,011,555	1.1	294,256	1.2

Totals	591,032,977	100.0	25,090,253	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2013 aggregating 306,496 square feet and representing annualized rent of $6,791,226 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Consolidated Portfolio Analysis (a)

(as of June 30, 2013)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total
New Jersey	105	40.5%	49	18.9%	--	--	--	--	--	--	--	--	154	59.4%
New York	20	7.7%	41	15.8%	6	2.3%	2	0.8%	2	0.8%	--	--	71	27.4%
Pennsylvania	15	5.8%	--	--	--	--	--	--	--	--	--	--	15	5.8%
Connecticut	1	0.4%	5	1.9%	--	--	--	--	--	--	--	--	6	2.3%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	1	0.4%	--	--	11	4.3%
Massachusetts	--	--	--	--	--	--	--	--	--	--	2	0.8%	2	0.8%
TOTALS By Type:	151	58.3%	95	36.6%	6	2.3%	2	0.8%	3	1.2%	2	0.8%	259	100.0%

(a)	Excludes 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Consolidated Portfolio Analysis (a)

(as of June 30, 2013)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	18,904,767	63.6%	2,189,531	7.3%	--	--	--	--	21,094,298	70.9%
New York	2,490,984	8.4%	2,348,812	7.9%	387,400	1.3%	17,300	0.1%	5,244,496	17.7%
Pennsylvania	1,663,511	5.6%	--	--	--	--	--	--	1,663,511	5.6%
Connecticut	179,260	0.6%	273,000	0.9%	--	--	--	--	452,260	1.5%
Wash., D.C./ Maryland	1,292,807	4.3%	--	--	--	--	--	--	1,292,807	4.3%
TOTALS By Type:	24,531,329	82.5%	4,811,343	16.1%	387,400	1.3%	17,300	0.1%	29,747,372	100.0%

(a)
Excludes two consolidated multi-family properties, aggregating 722 apartment units; as well as 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Consolidated Portfolio Analysis (a)

(Year ended June 30, 2013)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family	% of Total	TOTALS By State	% of Total

New Jersey	$383,155	67.0%	$17,224	3.0%	--	--	--	--	--	--	--	--	$400,379	70.0%
New York	58,550	10.3%	33,993	5.9%	$3,778	0.7%	$484	0.1%	$333	0.1%	--	--	97,138	17.1%
Pennsylvania	34,276	6.0%	--	--	--	--	--	--	--	--	--	--	34,276	6.0%
Connecticut	3,599	0.6%	4,325	0.8%	--	--	--	--	--	--	--	--	7,924	1.4%
Wash., D.C./ Maryland	27,726	4.8%	--	--	--	--	--	--	153	--			27,879	4.8%
Massachusetts	--	--	--	--	--	--	--	--	--	--	$4,276	0.7%	4,276	0.7%
TOTALS By Type:	$507,306	88.7%	$55,542	9.7%	$3,778	0.7%	$484	0.1%	$486	0.1%	$4,276	0.7%	$571,872	100.0%

(a)	Excludes 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the year ended June 30, 2013, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Consolidated Portfolio Analysis (a) (b)
(as of June 30, 2013)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	84.8%	88.2%	--	--	85.2%
New York	87.2%	94.6%	86.7%	100.0%	90.5%
Pennsylvania	87.0%	--	--	--	87.0%
Connecticut	81.4%	100.0%	--	--	92.6%
Washington, D.C./ Maryland	83.2%	--	--	--	83.2%
WEIGHTED AVG. By Type:	85.1%	92.0%	86.7%	100.0%	86.2%

(a)
Excludes two consolidated multi-family properties, aggregating 722 apartment units; as well as 14 properties, aggregating approximately 0.8 million square feet, which are not consolidated by the Company, and parcels of land leased to others.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2013 aggregating 306,496 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,729	0.48	21.56
Fort Lee
One Bridge Plaza	1981	200,000	91.4	4,677	0.82	25.59
2115 Linwood Avenue	1981	68,000	54.6	966	0.17	26.02
Lyndhurst
210 Clay Avenue	1981	121,203	84.2	2,420	0.42	23.71
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	1,003	0.18	22.77
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,541	0.79	21.71
140 East Ridgewood Avenue	1981	239,680	94.2	5,378	0.94	23.82
461 From Road	1988	253,554	39.4	2,015	0.35	20.17
650 From Road	1978	348,510	71.6	5,319	0.93	21.32
61 South Paramus Road (e)	1985	269,191	62.6	4,529	0.79	26.88
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,481	0.26	28.60
365 West Passaic Street	1976	212,578	85.7	3,754	0.66	20.61
395 West Passaic Street	1979	100,589	54.7	1,040	0.18	18.90
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.31	15.72
10 Mountainview Road	1986	192,000	71.2	3,212	0.56	23.50
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,951	0.34	21.87
470 Chestnut Ridge Road	1987	52,500	100.0	1,251	0.22	23.83
530 Chestnut Ridge Road	1986	57,204	100.0	1,046	0.18	18.29
50 Tice Boulevard	1984	235,000	87.0	5,407	0.95	26.45
300 Tice Boulevard	1991	230,000	100.0	6,123	1.07	26.62

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	61.3	5,573	0.97	36.74
Borough of Roseland
4 Becker Farm Road	1983	281,762	96.2	6,882	1.20	25.39
5 Becker Farm Road	1982	118,343	92.6	2,117	0.37	19.32
6 Becker Farm Road	1982	129,732	78.3	2,575	0.45	25.35
101 Eisenhower Parkway	1980	237,000	84.8	4,763	0.83	23.70
103 Eisenhower Parkway	1985	151,545	65.1	2,168	0.38	21.98
105 Eisenhower Parkway	2001	220,000	50.2	4,150	0.73	37.58
75 Livingston Avenue	1985	94,221	64.2	1,302	0.23	21.52
85 Livingston Avenue	1985	124,595	81.8	2,656	0.46	26.06

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,314	1.98	28.29
Harborside Plaza 2	1990	761,200	97.2	19,046	3.33	25.74
Harborside Plaza 3	1990	725,600	77.5	19,073	3.34	33.92
Harborside Plaza 4A	2000	207,670	100.0	6,554	1.15	31.56
Harborside Plaza 5	2002	977,225	85.9	30,854	5.40	36.76
101 Hudson Street	1992	1,246,283	82.9	29,072	5.08	28.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	72.2	647	0.11	25.41
600 Horizon Drive	2002	95,000	100.0	1,286	0.22	13.54
700 Horizon Drive	2007	120,000	100.0	2,459	0.43	20.49
2 South Gold Drive	1974	33,962	61.6	310	0.05	14.82
Princeton
103 Carnegie Center	1984	96,000	88.6	2,168	0.38	25.49
2 Independence Way	1981	67,401	100.0	1,531	0.27	22.71
3 Independence Way	1983	111,300	98.9	2,029	0.35	18.43
100 Overlook Center	1988	149,600	89.6	3,746	0.66	27.95
5 Vaughn Drive	1987	98,500	99.1	2,287	0.40	23.43

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.07	9.30
Edison
343 Thornall Street (c)	1991	195,709	88.0	3,227	0.56	18.74
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,445	0.43	15.28
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,757	0.31	15.28
30 Knightsbridge Road, Bldg. 5	1977	332,607	92.9	5,242	0.92	16.96
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	240	0.04	5.17
Plainsboro
500 College Road East (e)	1984	158,235	85.1	3,033	0.53	22.52
Woodbridge
581 Main Street	1991	200,000	96.4	4,905	0.86	25.44

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	50.5	446	0.08	19.84
3 Paragon Way	1991	66,898	88.2	811	0.14	13.74
4 Paragon Way	2002	63,989	30.8	499	0.09	25.32
100 Willow Brook Road	1988	60,557	57.4	768	0.13	22.09
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.70	11.46
Middletown
One River Centre Bldg. 1	1983	122,594	80.4	2,688	0.47	27.27
One River Centre Bldg. 2	1983	120,360	100.0	2,577	0.45	21.41
One River Centre Bldg. 3 and 4	1984	214,518	93.3	4,434	0.78	22.15
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.42	13.33
Wall Township
1305 Campus Parkway	1988	23,350	72.3	375	0.07	22.21
1350 Campus Parkway	1990	79,747	99.9	1,074	0.19	13.48

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	3,933	0.69	23.39
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.26	20.19
201 Littleton Road	1979	88,369	75.4	1,240	0.22	18.61

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Township
412 Mt. Kemble Avenue	1986	475,100	69.6	7,128	1.25	21.56
Parsippany
4 Campus Drive	1983	147,475	74.8	2,234	0.39	20.25
6 Campus Drive	1983	148,291	76.8	2,632	0.46	23.11
7 Campus Drive	1982	154,395	86.3	2,583	0.45	19.39
8 Campus Drive	1987	215,265	59.5	2,751	0.48	21.48
9 Campus Drive	1983	156,495	30.8	1,368	0.24	28.38
4 Century Drive	1981	100,036	46.8	1,090	0.19	23.28
5 Century Drive	1981	79,739	52.0	896	0.16	21.61
6 Century Drive	1981	100,036	58.0	871	0.15	15.01
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	81.7	5,914	1.03	29.13
2 Hilton Court	1991	181,592	100.0	6,529	1.14	35.95
1633 Littleton Road	1978	57,722	100.0	1,131	0.20	19.59
600 Parsippany Road	1978	96,000	90.9	1,659	0.29	19.01
1 Sylvan Way	1989	150,557	96.0	3,966	0.69	27.44
4 Sylvan Way	1984	105,135	100.0	1,785	0.31	16.98
5 Sylvan Way	1989	151,383	85.6	3,808	0.67	29.39
7 Sylvan Way	1987	145,983	100.0	3,274	0.57	22.43
14 Sylvan Way (f)	2013	203,506	100.0	363	0.06	25.04
22 Sylvan Way	2009	249,409	100.0	6,327	1.11	25.37
20 Waterview Boulevard	1988	225,550	93.8	4,831	0.84	22.83
35 Waterview Boulevard	1990	172,498	93.8	4,217	0.74	26.06
5 Wood Hollow Road	1979	317,040	95.2	5,879	1.03	19.48

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	683	0.12	13.27

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,079	0.19	22.02
233 Mt. Airy Road	1987	66,000	24.7	34	0.01	2.09
Bernards
106 Allen Road (g)	2000	132,010	61.5	2,236	0.39	27.54
Bridgewater
440 Route 22 East	1990	198,376	92.4	4,670	0.82	25.48
721 Route 202/206	1989	192,741	98.6	4,045	0.71	21.28
Warren
10 Independence Boulevard	1988	120,528	85.3	2,634	0.46	25.62

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,800	0.84	26.29
Cranford
6 Commerce Drive	1973	56,000	95.3	1,028	0.18	19.26
11 Commerce Drive	1981	90,000	84.8	2,151	0.38	28.18
12 Commerce Drive	1967	72,260	84.7	923	0.16	15.08
14 Commerce Drive	1971	67,189	87.8	1,230	0.22	20.85
20 Commerce Drive	1990	176,600	87.5	3,672	0.64	23.76
25 Commerce Drive	1971	67,749	81.3	1,275	0.22	23.15

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

65 Jackson Drive	1984	82,778	84.4	1,345	0.24	19.25
New Providence
890 Mountain Avenue	1977	80,000	72.6	1,154	0.20	19.87

Total New Jersey Office		18,904,767	84.8	383,155	67.03	24.20

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	16,356	2.86	31.19

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	89.4	3,627	0.64	22.54
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	83.8	998	0.17	19.85
101 Executive Boulevard	1971	50,000	0.0	72	0.01	0.00
555 Taxter Road	1986	170,554	86.3	2,989	0.52	20.31
565 Taxter Road	1988	170,554	84.7	3,568	0.63	24.70
570 Taxter Road	1972	75,000	66.1	1,274	0.22	25.70
Hawthorne
1 Skyline Drive	1980	20,400	99.0	320	0.06	15.84
2 Skyline Drive	1987	30,000	100.0	543	0.09	18.10
7 Skyline Drive	1987	109,000	82.0	2,074	0.36	23.20
17 Skyline Drive (e)	1989	85,000	100.0	1,704	0.30	20.05
Tarrytown
200 White Plains Road	1982	89,000	72.0	1,617	0.28	25.23
220 White Plains Road	1984	89,000	88.1	1,830	0.32	23.34
White Plains
1 Barker Avenue	1975	68,000	96.7	1,737	0.30	26.42
3 Barker Avenue	1983	65,300	85.1	1,548	0.27	27.86
50 Main Street	1985	309,000	86.1	8,219	1.44	30.89
11 Martine Avenue	1987	180,000	77.7	4,426	0.77	31.65
1 Water Street	1979	45,700	68.3	899	0.16	28.80
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,046	0.53	27.20
3 Executive Boulevard	1987	58,000	100.0	1,703	0.30	29.36

Total New York Office		2,490,984	87.2	58,550	10.23	26.95

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	69.4	1,014	0.18	24.07
1055 Westlakes Drive	1990	118,487	81.2	2,113	0.37	21.96
1205 Westlakes Drive	1988	130,265	100.0	3,213	0.56	24.67
1235 Westlakes Drive	1986	134,902	86.6	2,619	0.46	22.42

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.48	29.17
200 Stevens Drive	1987	208,000	100.0	6,105	1.07	29.35
300 Stevens Drive	1992	68,000	85.7	1,564	0.27	26.84

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

Media
1400 Providence Road – Center I	1986	100,000	96.4	2,125	0.37	22.04
1400 Providence Road – Center II	1990	160,000	88.1	3,549	0.62	25.18

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	88.7	2,679	0.47	24.01
Blue Bell
4 Sentry Park	1982	63,930	89.1	1,073	0.19	18.84
5 Sentry Park East	1984	91,600	58.5	1,175	0.21	21.93
5 Sentry Park West	1984	38,400	68.3	266	0.05	10.14
Lower Providence
1000 Madison Avenue	1990	100,700	82.0	1,319	0.23	15.97
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	79.3	2,691	0.47	20.23

Total Pennsylvania Office		1,663,511	87.0	34,276	6.00	23.67

FAIRFIELD COUNTY, CONNECTICUT
Stamford
1266 East Main Street	1984	179,260	81.4	3,599	0.63	24.66

Total Connecticut Office		179,260	81.4	3,599	0.63	24.66

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	95.0	6,873	1.20	42.67
1400 L Street, NW	1987	159,000	100.0	5,713	1.00	35.93

Total District of Columbia Office		328,549	97.4	12,586	2.20	39.32

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	985	0.17	25.46
6301 Ivy Lane	1979	112,003	78.4	1,702	0.30	19.38
6303 Ivy Lane	1980	112,047	85.6	2,361	0.41	24.62
6305 Ivy Lane	1982	112,022	97.8	2,083	0.36	19.01
6404 Ivy Lane	1987	165,234	73.2	2,611	0.46	21.59
6406 Ivy Lane	1991	163,857	58.4	356	0.06	3.72
6411 Ivy Lane	1984	138,405	64.3	2,177	0.38	24.46
Lanham
4200 Parliament Place	1989	122,000	96.3	2,865	0.50	24.39

Total Maryland Office		964,258	78.3	15,140	2.64	20.05

TOTAL OFFICE PROPERTIES		24,531,329	85.1	507,306	88.73	24.53

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	78.4	496	0.09	9.81
5 Terri Lane	1992	74,555	100.0	595	0.10	7.98
Moorestown
2 Commerce Drive	1986	49,000	69.2	214	0.04	6.31
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	245	0.04	6.38
201 Commerce Drive	1986	38,400	75.0	93	0.02	3.23
202 Commerce Drive	1988	51,200	75.0	227	0.04	5.91
1 Executive Drive	1989	20,570	90.8	150	0.03	8.03
2 Executive Drive	1988	60,800	81.1	226	0.04	4.58
101 Executive Drive	1990	29,355	99.7	299	0.05	10.22
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	79.1	244	0.04	6.10
97 Foster Road	1982	43,200	100.0	170	0.03	3.94
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46
1245 North Church Street	1998	52,810	100.0	293	0.05	5.55
1247 North Church Street	1998	52,790	80.7	293	0.05	6.88
1256 North Church Street	1984	63,495	100.0	475	0.08	7.48
840 North Lenola Road	1995	38,300	100.0	377	0.07	9.84
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08
915 North Lenola Road	1998	52,488	100.0	292	0.05	5.56
2 Twosome Drive	2000	48,600	100.0	404	0.07	8.31
30 Twosome Drive	1997	39,675	100.0	300	0.05	7.56
31 Twosome Drive	1998	84,200	100.0	433	0.08	5.14
40 Twosome Drive	1996	40,265	86.6	257	0.04	7.37
41 Twosome Drive	1998	43,050	100.0	190	0.03	4.41
50 Twosome Drive	1997	34,075	56.0	177	0.03	9.28

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	137	0.02	10.32
200 Horizon Drive	1991	45,770	100.0	695	0.12	15.18
300 Horizon Drive	1989	69,780	53.2	490	0.09	13.20
500 Horizon Drive	1990	41,205	93.8	576	0.10	14.90

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	627	0.11	17.91
1340 Campus Parkway	1992	72,502	100.0	997	0.17	13.75
1345 Campus Parkway	1995	76,300	100.0	1,062	0.19	13.92
1433 Highway 34	1985	69,020	74.2	463	0.08	9.04
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	90.4	135	0.02	7.05

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	594	0.10	15.25

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

2 Center Court	1998	30,600	62.8	229	0.04	11.92
11 Commerce Way	1989	47,025	88.9	449	0.08	10.74
20 Commerce Way	1992	42,540	46.7	248	0.04	12.48
29 Commerce Way	1990	48,930	20.4	92	0.02	9.22
40 Commerce Way	1987	50,576	86.3	553	0.10	12.67
45 Commerce Way	1992	51,207	100.0	519	0.09	10.14
60 Commerce Way	1988	50,333	89.1	522	0.09	11.64
80 Commerce Way	1996	22,500	88.6	267	0.05	13.39
100 Commerce Way	1996	24,600	88.0	292	0.05	13.49
120 Commerce Way	1994	9,024	100.0	97	0.02	10.75
140 Commerce Way	1994	26,881	99.5	290	0.05	10.84

Total New Jersey Office/Flex		2,189,531	88.2	17,224	3.01	8.91

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	448	0.08	14.09
75 Clearbrook Road	1990	32,720	100.0	304	0.05	9.29
125 Clearbrook Road	2002	33,000	100.0	753	0.13	22.82
150 Clearbrook Road	1975	74,900	100.0	952	0.17	12.71
175 Clearbrook Road	1973	98,900	100.0	1,335	0.23	13.50
200 Clearbrook Road	1974	94,000	99.8	1,214	0.21	12.94
250 Clearbrook Road	1973	155,000	97.8	989	0.17	6.52
50 Executive Boulevard	1969	45,200	87.5	388	0.07	9.81
77 Executive Boulevard	1977	13,000	100.0	244	0.04	18.77
85 Executive Boulevard	1968	31,000	54.7	445	0.08	26.24
300 Executive Boulevard	1970	60,000	100.0	766	0.13	12.77
350 Executive Boulevard	1970	15,400	99.4	221	0.04	14.44
399 Executive Boulevard	1962	80,000	100.0	1,038	0.18	12.98
400 Executive Boulevard	1970	42,200	71.1	583	0.10	19.43
500 Executive Boulevard	1970	41,600	100.0	757	0.13	18.20
525 Executive Boulevard	1972	61,700	100.0	996	0.18	16.14
1 Westchester Plaza	1967	25,000	100.0	311	0.05	12.44
2 Westchester Plaza	1968	25,000	100.0	546	0.10	21.84
3 Westchester Plaza	1969	93,500	97.9	1,070	0.19	11.69
4 Westchester Plaza	1969	44,700	100.0	694	0.12	15.53
5 Westchester Plaza	1969	20,000	100.0	242	0.04	12.10
6 Westchester Plaza	1968	20,000	100.0	220	0.04	11.00
7 Westchester Plaza	1972	46,200	100.0	663	0.12	14.35
8 Westchester Plaza	1971	67,200	100.0	1,098	0.19	16.34
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	678	0.12	13.27
4 Skyline Drive	1987	80,600	93.0	1,521	0.27	20.29
5 Skyline Drive	1980	124,022	99.8	1,495	0.26	12.08
6 Skyline Drive	1980	44,155	72.8	589	0.10	18.32
8 Skyline Drive	1985	50,000	85.4	829	0.14	19.41
10 Skyline Drive	1985	20,000	100.0	393	0.07	19.65
11 Skyline Drive (e)	1989	45,000	100.0	955	0.17	21.22
12 Skyline Drive (e)	1999	46,850	71.7	526	0.09	15.66
15 Skyline Drive (e)	1989	55,000	18.7	169	0.03	16.43
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,566	0.27	20.42

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Office/Flex (continued) and Industrial/Warehouse and Retail Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

200 Corporate Boulevard South	1990	84,000	100.0	1,649	0.29	19.63
4 Executive Plaza	1986	80,000	96.8	1,372	0.24	17.72
6 Executive Plaza	1987	80,000	100.0	1,600	0.28	20.00
1 Odell Plaza	1980	106,000	97.2	1,421	0.25	13.79
3 Odell Plaza	1984	71,065	100.0	1,596	0.28	22.46
5 Odell Plaza	1983	38,400	99.6	647	0.11	16.92
7 Odell Plaza	1984	42,600	99.6	710	0.12	16.73

Total New York Office/Flex		2,348,812	94.6	33,993	5.93	15.31

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.28	17.91
500 West Avenue	1988	25,000	100.0	423	0.07	16.92
550 West Avenue	1990	54,000	100.0	970	0.17	17.96
600 West Avenue	1999	66,000	100.0	670	0.12	10.15
650 West Avenue	1998	40,000	100.0	686	0.12	17.15

Total Connecticut Office/Flex		273,000	100.0	4,325	0.76	15.84

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	92.0	55,542	9.70	12.55

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	105	0.02	15.91
2 Warehouse Lane (e)	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.07	5.17
4 Warehouse Lane (e)	1957	195,500	74.7	1,656	0.29	11.34
5 Warehouse Lane (e)	1957	75,100	97.1	917	0.16	12.58
6 Warehouse Lane (e)	1982	22,100	100.0	542	0.09	24.52

Total Industrial/Warehouse Properties		387,400	86.7	3,778	0.66	11.25

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.05	38.13

Total Retail Properties		17,300	100.0	484	0.08	27.98

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Property Listing Other Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	148	0.03	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total New York Land Leases		--	--	333	0.06	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	--	--	--	153	0.03	--

Total Maryland Land Leases		--	--	153	0.03	--

Total Land Leases		--	--	486	0.09	--

TOTAL COMMERCIAL PROPERTIES		29,747,372	86.2	567,596	99.26	22.31

MULTI-FAMILY PROPERTIES	Year Built	Number of units	Percentage Leased as of 6/30/13 (%) (a)	2013 Base Rent ($000’s) (b) (c)	Percentage of Total 2013 Base Rent %	2013 Average Base Rent Per Unit (k)
SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A (f) (i)	2004	310	95.5	2,482	0.43	1,555
Alterra at Overlook Ridge 1B (f) (j)	2008	412	93.5	1,794	0.31	1,611

Total Multi-Family Properties		722	94.3	4,276	0.74	1,587

TOTAL PROPERTIES				571,872	100.00
Footnotes to Property List (dollars in thousands, except per square foot amounts):

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2013 aggregating 306,496 square feet (representing 1.0 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for 2013, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the year ended June 30, 2013, total escalations and recoveries from tenants were: $69,630, or $3.16 per leased square foot, for office properties; $8,086, or $1.83 per leased square foot, for office/flex properties; and $1,080, or $4.51 per leased square foot, for other properties. Office properties includes $261 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.

(c)	Excludes space leased by the Company.
(d)	Base rent for 2013 divided by net rentable square feet leased at June 30, 2013.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended June 30, 2013, the amounts represented in 2013 base rent reflect only that portion of the year during which the Company owned or consolidated the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2013 average base rent per sq. ft. and per unit for this property have been calculated by taking 2013 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at June 30, 2013. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended June 30, 2013.

(g)	This property was identified as held for sale by the Company as of June 30, 2013 and is classified as discontinued operations in the financial statements.
(h)	Includes $2,236 pertaining to properties held for sale, which are classified as discontinued operations in the financial statements.
(i)	Acquired on January 18, 2013. Amounts reflect period of ownership.
(j)	Acquired on April 4, 2013. Amounts reflect period of ownership.
(k)	Annualized base rent for 2013 divided by units occupied at June 30, 2013, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of June 30, 2013, based upon annualized base rental revenue:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Commercial Base Rental Revenue (%)	Square Feet Leased	Percentage of Total Company Commercial Leased Sq. Ft. (%)	Year of Lease Expiration
DB Services New Jersey, Inc.	2	12,111,630	2.0	402,068	1.5	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	1.9	398,141	1.5	(b)
Wyndham Worldwide Operations	2	11,091,888	1.9	452,915	1.8	2029
New Cingular Wireless PCS, LLC	4	9,988,111	1.7	433,296	1.7	(c)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	9,692,898	1.6	282,606	1.1	(d)
Keystone Mercy Health Plan	3	9,664,458	1.6	318,959	1.3	2020
Morgan Stanley & Co., Inc.	1	9,185,100	1.6	306,170	1.2	2013
United States of America-GSA	13	9,074,964	1.5	298,463	1.2	(e)
Forest Research Institute, Inc.	1	9,070,892	1.5	215,659	0.9	2017
Prentice-Hall, Inc.	1	8,643,699	1.5	474,801	1.9	2014
ICAP Securities USA, LLC	1	6,904,128	1.2	159,834	0.6	2017
Montefiore Medical Center	6	6,263,743	1.1	277,094	1.1	(f)
TD Ameritrade Online Holdings	1	6,165,233	1.0	188,776	0.8	2020
Daiichi Sankyo, Inc.	1	6,033,690	1.0	171,900	0.7	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.0	294,189	1.2	2017
AECOM Technology Corporation	2	5,213,863	0.9	162,346	0.6	(g)
HQ Global Workplaces, LLC	19	5,212,647	0.9	301,959	1.2	(h)
CohnReznick, LLP	2	4,333,954	0.7	155,056	0.6	(i)
Vonage America, Inc.	1	4,256,000	0.7	350,000	1.4	2017
AT&T Corp.	1	4,137,500	0.7	275,000	1.1	2014
Morgan Stanley Smith Barney	3	3,919,623	0.7	132,821	0.5	(j)
Allstate Insurance Company	7	3,694,272	0.6	160,312	0.6	(k)
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
SunAmerica Asset Management	1	3,167,756	0.5	69,621	0.3	2018
Alpharma, LLC	1	3,053,604	0.5	112,235	0.4	2018
E*Trade Financial Corporation	1	2,930,757	0.5	106,573	0.4	2022
Plymouth Rock Management Company of New Jersey	2	2,894,769	0.5	116,889	0.5	2020
Natixis North America, Inc.	1	2,823,569	0.5	89,907	0.4	2021
Tullett Prebon Holdings Corp.	1	2,809,850	0.5	100,759	0.4	2023
Continental Casualty Company	2	2,784,736	0.5	100,712	0.4	(l)
AAA Mid-Atlantic, Inc.	2	2,765,642	0.5	129,784	0.5	(m)
KPMG, LLP	2	2,736,214	0.5	121,490	0.5	(n)
Tradeweb Markets, LLC	1	2,711,760	0.5	64,976	0.3	2017
New Jersey Turnpike Authority	1	2,605,798	0.4	100,223	0.4	2017
Connell Foley, LLP	2	2,572,383	0.4	97,822	0.4	2015
Lowenstein Sandler LLP	1	2,491,594	0.4	98,677	0.4	2017
Savvis Communications Corporation	1	2,430,116	0.4	71,474	0.3	2015
Virgin Mobile USA, LP	1	2,427,776	0.4	93,376	0.4	2016
ASRC Aerospace Corporation	1	2,409,256	0.4	81,108	0.3	2014
Credit Suisse (USA), Inc.	1	2,395,619	0.4	71,511	0.3	2013
UBS Financial Services, Inc.	3	2,382,652	0.4	82,413	0.3	(o)
Sony Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
T-Mobile USA, Inc.	1	2,339,254	0.4	105,135	0.4	2017
Qualcare Alliance Networks, Inc.	2	2,316,191	0.4	118,779	0.5	2021
Tower Insurance Company of New York	1	2,306,760	0.4	76,892	0.3	2023
Wells Fargo Advisors, LLC	4	2,295,645	0.4	81,985	0.3	(p)
The Louis Berger Group, Inc.	3	2,268,188	0.4	115,758	0.5	(q)
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Rothstein, Kass & Company, P.C.	1	2,216,300	0.4	88,652	0.4	2017
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015

Totals		234,357,186	39.7	8,869,397	35.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	120,397 square feet expire in 2013; 100,151 square feet expire in 2014; 212,748 square feet expire in 2018.
(d)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(e)
45,736 square feet expire in 2013; 6,608 square feet expire in 2014; 180,729 square feet expire in 2015; 15,851 square feet expire in 2016; 8,241 square feet expire in 2017; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.

(f)
22,980 square feet expire in 2014; 4,342 square feet expire in 2015; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(g)	70,932 square feet expire in 2023; 91,414 square feet expire in 2029.
(h)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 19,190 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 134,644 square feet expire in 2024.

(i)	1,021 square feet expire in 2014; 154,035 square feet expire in 2020.
(j)	22,782 square feet expire in 2013; 26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 27,289 square feet expire in 2016; 26,262 square feet expire in 2018.
(k)	4,456 square feet expire in 2014; 5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 70,754 square feet expire in 2018.
(l)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(m)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(n)	10,877 square feet expire in 2013; 53,409 square feet expire in 2019; 57,204 square feet expire in 2020.
(o)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.
(p)	22,864 square feet expire in 2014; 3,968 square feet expire in 2017; 25,762 square feet expire in 2022; 29,391 square feet expire in 2024.
(q)	7,426 square feet expire in 2017; 108,332 square feet expire in 2026.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning July1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	36	336,713	1.3	8,045,950	23.90	1.4
Central NJ	27	220,869	0.9	5,283,204	23.92	0.9
Westchester Co., NY	39	115,341	0.5	2,620,147	22.72	0.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	28	157,212	0.6	3,149,139	20.03	0.5
Fairfield, CT	6	77,477	0.3	1,285,784	16.60	0.2
Washington, DC/MD	14	82,270	0.3	2,213,475	26.91	0.4
Rockland Co., NY	3	9,911	(d)	271,905	27.43	0.1
TOTAL – 2013	153	999,793	3.9	22,869,604	22.87	3.9

2014
Northern NJ	125	1,505,226	6.1	39,222,890	26.06	6.6
Central NJ	67	310,577	1.2	6,707,152	21.60	1.1
Westchester Co., NY	106	445,801	1.8	9,769,231	21.91	1.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	56	283,781	1.1	4,493,401	15.83	0.8
Fairfield, CT	6	24,506	0.1	539,833	22.03	0.1
Washington, DC/MD	32	174,618	0.7	4,711,491	26.98	0.8
Rockland Co., NY	4	7,616	(d)	187,486	24.62	(d)
TOTAL – 2014	396	2,752,125	11.0	65,631,484	23.85	11.1

2015
Northern NJ	101	1,338,370	5.2	30,126,357	22.51	5.1
Central NJ	65	790,656	3.2	16,300,317	20.62	2.8
Westchester Co., NY	69	398,819	1.6	8,402,132	21.07	1.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	65	449,716	1.8	6,413,204	14.26	1.1
Fairfield, CT	8	89,924	0.4	2,259,943	25.13	0.4
Washington, DC/MD	33	296,690	1.2	9,377,238	31.61	1.6
Rockland Co., NY	2	32,311	0.1	775,464	24.00	0.1
TOTAL – 2015	343	3,396,486	13.5	73,654,655	21.69	12.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Schedule of Lease Expirations

All Consolidated Commercial Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2016	309	2,541,975	10.1		57,105,849	22.47	9.7

2017	267	3,630,107	14.5		87,007,086	23.97	14.7

2018	272	2,707,352	10.8		63,069,346	23.30	10.7

2019	131	1,784,896	7.1		37,960,957	21.27	6.4

2020	107	1,677,548	6.7		38,902,692	23.19	6.6

2021	74	1,194,160	4.8		30,970,824	25.94	5.2

2022	54	965,082	3.9		24,299,913	25.18	4.1

2023	39	1,059,601	4.2		26,198,746	24.73	4.4

2024 and thereafter	73	2,381,128	9.5		63,361,821	26.61	10.7
Totals/
Weighted Average	2,218	25,090,253	(c) (e)	100.0	591,032,977	23.56	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2013 aggregating 306,496 square feet and representing annualized rent of $6,791,226 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	25,090,253
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	559,374
Square footage unleased	4,097,745
Total net rentable square footage (does not include land leases)	29,747,372

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	33	325,907	1.6	7,920,846	24.30	1.5
Central NJ	24	210,322	1.0	5,145,539	24.47	0.9
Westchester Co., NY	23	47,589	0.2	1,302,824	27.38	0.3
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	23	113,002	0.6	2,732,819	24.18	0.5
Fairfield Co., CT	1	1,914	(d)	51,678	27.00	(d)
Washington, DC/MD	14	82,270	0.4	2,213,475	26.91	0.4
Rockland Co., NY	3	9,911	0.1	271,905	27.43	(d)
TOTAL – 2013	121	790,915	3.9	19,639,086	24.83	3.6

2014
Northern NJ	116	1,410,903	7.0	37,976,456	26.92	7.2
Central NJ	60	231,847	1.2	5,663,627	24.43	1.0
Westchester Co., NY	64	205,014	1.0	5,902,662	28.79	1.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	42	150,181	0.7	3,530,577	23.51	0.7
Fairfield Co., CT	4	17,081	0.1	413,904	24.23	0.1
Washington, DC/MD	32	174,618	0.9	4,711,491	26.98	0.9
Rockland Co., NY	4	7,616	(d)	187,486	24.62	(d)
TOTAL – 2014	322	2,197,260	10.9	58,386,203	26.57	11.0

2015
Northern NJ	95	1,286,565	6.2	29,517,939	22.94	5.6
Central NJ	59	746,765	3.6	15,718,078	21.05	3.0
Westchester Co., NY	41	187,903	0.9	4,804,740	25.57	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	38	195,803	1.0	4,570,985	23.34	0.9
Fairfield Co., CT	7	52,996	0.3	1,521,383	28.71	0.3
Washington, DC/MD	33	296,690	1.5	9,377,238	31.61	1.8
Rockland Co., NY	2	32,311	0.2	775,464	24.00	0.1
TOTAL – 2015	275	2,799,033	13.7	66,285,827	23.68	12.6

2016	239	1,828,855	9.0	47,289,274	25.86	9.0

2017	210	3,139,532	15.4	80,741,935	25.72	15.3

2018	198	1,949,258	9.6	53,737,740	27.57	10.2

2019	97	1,202,754	5.9	29,999,022	24.94	5.7

2020	84	1,403,805	6.9	35,577,320	25.34	6.7

2021	63	1,081,688	5.3	29,387,303	27.17	5.6

2022	49	902,540	4.4	23,455,452	25.99	4.4

2023	30	856,473	4.2	23,543,136	27.49	4.5

2024 and thereafter	58	2,184,189	10.8	60,075,610	27.50	11.4
Totals/Weighted Average	1,746	20,336,302 (c)	100.0	528,117,908	25.97	100.0
(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2013 aggregating 276,477 square feet and representing annualized rent of $6,470,662 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2013, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2013 through 2015 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013 (c)
Northern NJ	3	10,806	0.3	125,104	11.58	0.2
Central NJ	3	10,547	0.2	137,665	13.05	0.2
Westchester Co., NY	16	67,752	1.5	1,317,323	19.44	2.2
Sub. Philadelphia	5	44,210	1.0	416,320	9.42	0.7
Fairfield Co., CT	5	75,563	1.7	1,234,106	16.33	2.1
TOTAL – 2013	32	208,878	4.7	3,230,518	15.47	5.4

2014
Northern NJ	9	94,323	2.1	1,246,434	13.21	2.2
Central NJ	7	78,730	1.8	1,043,525	13.25	1.8
Westchester Co., NY	37	209,452	4.8	3,368,882	16.08	5.7
Sub. Philadelphia	14	133,600	3.0	962,824	7.21	1.6
Fairfield Co., CT	2	7,425	0.2	125,929	16.96	0.2
TOTAL – 2014	69	523,530	11.9	6,747,594	12.89	11.5

2015
Northern NJ	6	51,805	1.1	608,418	11.74	1.1
Central NJ	6	43,891	1.0	582,239	13.27	1.0
Westchester Co., NY	27	182,916	4.2	3,247,392	17.75	5.5
Sub. Philadelphia	27	253,913	5.8	1,842,219	7.26	3.1
Fairfield Co., CT	1	36,928	0.8	738,560	20.00	1.3
TOTAL – 2015	67	569,453	12.9	7,018,828	12.33	12.0

2016	66	682,132	15.5	9,469,781	13.88	16.2

2017	57	490,575	11.1	6,265,151	12.77	10.7

2018	71	664,611	15.1	8,771,285	13.20	15.0

2019	32	543,692	12.4	7,250,466	13.34	12.4

2020	17	226,511	5.2	2,676,236	11.82	4.6

2021	11	112,472	2.6	1,583,521	14.08	2.7

2022	5	62,542	1.4	844,461	13.50	1.4

2023	7	127,407	2.9	1,777,246	13.95	3.0

2024 and thereafter	14	188,939	4.3	3,014,211	15.95	5.1
Totals/Weighted
Average	448	4,400,742	(c) 100.0	58,649,298	13.33	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring June 30, 2013 aggregating 30,019 square feet and representing annualized rent of $320,564 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2013, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	4	22,035	6.6	322,687	14.64	8.4

2015	1	28,000	8.3	350,000	12.50	9.2

2016	4	30,988	9.2	346,794	11.19	9.1

2018	3	93,483	27.8	560,321	5.99	14.7

2019	2	38,450	11.5	711,469	18.50	18.6

2020	6	47,232	14.1	649,136	13.74	17.0

2023	2	75,721	22.5	878,364	11.60	23.0
Totals/Weighted
Average	22	335,909	100.0	3,818,771	11.37	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2013, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annualized Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	39.2

2024 and thereafter	1	8,000	46.2	272,000	34.00	60.8
Totals/Weighted
Average	2	17,300	100.0	447,000	25.84	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual June 2013 billings times 12. For leases whose rent commences after July 1, 2013 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2013